CONFIDENTIAL TREATMENT	EXHIBIT 10.2

23rd August, 2001

TECHNICAL TRANSFER AND LICENCE AGREEMENT

between

ORBITAL FLUID TECHNOLOGIES, INC

and

DELPHI AUTOMOTIVE SYSTEMS LLC

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Schedules:

Schedule 1    UNITED STATES PATENTS AND OTHER PATENTS
Schedule 2    ORBITAL LICENSEE LISTING
Schedule 3    CERTAIN FUEL SYSTEM COMPONENTS
Schedule 4    LICENSE CONFIRMATION
Schedule 5    INFORMATION
Schedule 6    RASI CHART
Schedule 7    TRIGGERING EVENT
Schedule 8    CATEGORIES OF DELPHI ACTIVITY

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TECHNICAL TRANSFER AND LICENCE AGREEMENT

This Agreement is made the 23rd day of August 2001 between:

ORBITAL ENGINE COMPANY (AUSTRALIA) PTY LTD (ABN: 56008764654)

a company incorporated under the laws of Western Australia and having its registered office at 1 Whipple Street, Balcatta, Western Australia, Australia (“OECA”);

and

ORBITAL FLUID TECHNOLOGIES, INC.

a company incorporated under the laws of Delaware and having its head office at 201 Enterprise Drive, Newport News, VA, USA, 23603, (an Affiliated Company of OECA and formerly known as Orbital Walbro Corporation) (“OFT”) (OECA and OFT collectively referred to as “ORBITAL”);

and

DELPHI ENERGY & CHASSIS SYSTEMS DIVISION OF DELPHI AUTOMOTIVE SYSTEMS LLC

a company incorporated under the laws of the State of Delaware with offices at 5725 Delphi Drive, Troy, Michigan USA 48098 (“DELPHI”).

BACKGROUND

A.
OECA represents that it and its Affiliated Companies have developed improved engine management systems for internal combustion engines (which systems and components thereof OECA has called the “Orbital Combustion Process”) which involve improved methods of fuel injection in combination with particular combustion chamber configurations and associated gas dynamics charging characteristics and control algorithms; OFT has developed fuel mixture delivery systems which can be used with such systems as well as a range of internal combustion engines.

B.
ORBITAL has applied for and been granted patent coverage which relates to the Orbital Combustion Process and to fuel mixture delivery systems, and owns the United States of America patent applications and patents which are listed in Schedule 1 and corresponding patent applications and patents in other countries (also listed in Schedule 1) and has developed and possesses valuable know-how, relating to the Orbital Combustion Process and to fuel mixture delivery systems in general.

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C.
Except as noted in Recital E below, OECA represents that it has granted only non-exclusive licenses for the application of OCP Technology to both 2-stroke and 4-stroke cycle engines to, inter alia, several automotive vehicle manufacturers (as listed in Schedule 2).

D.	OECA and OFT represent that OECA has licensed its OCP Technology to OFT and has authorised OFT to sub-license such rights to Delphi, subject to the terms and conditions of this Agreement.

E.
OFT is currently a 50% owner of Synerject LLC, a Limited Liability Company formed under the provisions of the Limited Liability Company Act of the State of Delaware (“Synerject”), which has secured certain exclusive license rights from ORBITAL regarding certain fuel system components (as described in Schedule 3), including the OCP air-injector.

F.
ORBITAL represents that Synerject has developed certain fuel systems components, including the OCP air-injector, based on technology licensed to it by ORBITAL and further incorporating its own technological developments and design elements.

G.
OFT proposes to secure, either directly or through an Affiliated Company, a right to allow OFT to sub-license DELPHI, under the conditions contained in this Agreement, to manufacture, use, offer for sale, sell and import fuel system components based on Synerject’s designs including the OCP air-injector and using the OCP Technology that is currently exclusively licensed to Synerject.

H.	DELPHI wishes to obtain from OFT, and OFT is willing to provide to DELPHI, information, assistance and a licence in accordance with and subject to the terms and conditions contained in this Agreement.

The parties hereby agree as follows:

1.	INTERPRETATION

1.1.	In this Agreement:

1.1.1.
“Affiliated Company” means any entity (incorporated or unincorporated) which is directly or indirectly controlling, controlled by, or under direct or indirect common control with either Party hereto; “control”, for purposes hereof, shall mean ownership of more than 50%, or in the event that local law restricts the extent of the foregoing participation, the maximum ownership permitted by local law, of the securities or the ownership interest in such entity, having the right to vote for the election of directors or otherwise having the power to direct the management and policies of such entity (such as by contract). For the purposes of this Agreement, Affiliated Company includes but is not limited to Delco Electronics Corporation.

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1.1.2.
“Automotive Applications” means passenger cars, trucks, minivans, on-the-road vehicles, construction and heavy duty agricultural equipment, motor homes, other wheeled vehicles comparable to the foregoing, and marine stern drive units and auxiliary stationary power units to the extent that these are derived from and employ automotive-like 4-stroke cycle engines, but does not include motorcycles or motor-scooters or other 2 or 3 wheeled vehicles, watercraft or airborne vehicles or any other applications.

1.1.3.
“Development Work” means the work to be performed by DELPHI, and/or its Affiliated Companies and or third parties under sub-contract to DELPHI and/or ORBITAL under subcontract to DELPHI, for the development, application and calibration of OCP Technology based EMS, in order that the EMS reaches particular performance standards in driveability, fuel economy and emission requirements.

1.1.4.
“EMS” means engines and/or engine related components and/or all engine control strategies and algorithms for control or monitoring thereof, including fuel mixture delivery systems, exhaust gas after-treatment systems, canister vapor purge systems, and including all components included in the air rail, fuel rail, fuel injector, air fuel mixture injector, injection-air delivery and injector components, fuel mix regulators, dampers for both the air and fuel system, combustion chambers, fuel pumps, fuel metering pumps, air pumps, positive displacement metering pumps, and ECU’s, covered by one or more Orbital Patents or applying, utilising or based on OCP Technology.

1.1.5.	“force majeure” is defined in clause 10.4.

1.1.6.
“Improvement” means any addition to, modification, or development of, or invention or improvement directly relating to the Orbital Combustion Process (including patents, know-how and technical information relating to such an addition, modification, development, invention, or improvement) which has been made, discovered, conceived or first actually reduced to practice by DELPHI, or developed, or comes into the possession of DELPHI during the Maintenance Period.

1.1.7.	“Claim” is defined in clause 5.3.

1.1.8.	“License Period” means the period extending until all Orbital Patents in all countries have expired or lapsed.

1.1.9.
“Licensed OEM” means any person (including but not limited to, at the date of this Agreement, General Motors Corporation; Ford Motor Company and Fiat S.p.A. as listed in Schedule 2) that has been, or in the future, is granted a license from ORBITAL for the Orbital Patents and OCP Technology for Automotive Applications and during such time that such license is in effect and has not expired or been terminated.

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1.1.10.	“Licensed Product” means a component manufactured by DELPHI for an engine or engine related application which is covered by one or more Orbital Patents or applies, uses or is based on OCP Technology.

1.1.11.	“Maintenance Period” means the shorter of:

(a)	the period of [ * ] commencing on the date that DELPHI first begins [ * ];

(b)	the period of [ * ] commencing on the date of this Agreement; or

(c)	the duration of the Licence Period.

1.1.12.	“manufacture” means to make, assemble, procure, or otherwise produce.

1.1.13.
“Manufacturing Technology” includes vendor sources; tooling; plant layout; manufacturing, machining and assembly processes, procedures and know-how; costs; component testing techniques; statistical process control techniques and quality control processes; whether patentable or unpatentable, patented or unpatented, copyrighted or uncopyrighted, owned or controlled by a party.

1.1.14.	“notification” is defined in clause 14.1.

1.1.15.	“Orbital Combustion Process” is defined in Background paragraph A.

1.1.16.	“Orbital Patents” means:

(a)	the patents listed in Schedule 1 and any re-issuance or re-examination thereof, subject to Delphi’s intervening rights.

(b)
any patents granted on the patent applications listed in Schedule 1 and any continuations, continuations-in-part, continuing prosecution applications, requests for continuing examination applications, and divisions of such applications,

(c)	any patents in other countries corresponding to such patents and patent applications, and

(d)
any other patents granted on inventions conceived by ORBITAL prior to the end of the Maintenance Period, or under which ORBITAL has the right to grant a licence to DELPHI at any time during the Maintenance Period, and which relate to engines incorporating the Orbital Combustion Process, to 4-stroke cycle engines, or to components of such engines.

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1.1.17.
“OCP” or “OCP Technology” means information possessed by ORBITAL, now or at any time during the Maintenance Period, concerning automotive engines, including components and control systems, source code and specifications therefor, incorporating the Orbital Combustion Process or part thereof and includes associated Manufacturing Technology of ORBITAL or OFT and further includes Synerject Product Technology. OCP Technology does not include any information obtained by DELPHI pursuant to GM purchase order CP004350 dated 2 January 1984 which included terms dated 9 December 1983, nor any information developed by General Motors Corporation or DELPHI or otherwise available to DELPHI.

1.1.18.	“person” includes a natural person, firm, association, corporation, statutory authority, government department, or other body or legal entity, whether corporate or unincorporated.

1.1.19.
“sell” includes to sell, distribute, lease or hire out, or otherwise supply commercially, and a reference to the sale of a Licensed Product includes any sale of a Licensed Product whether in fully assembled or partly or fully knocked down form.

1.1.20.
“Siemens Manufacturing Technology” means manufacturing technology in the possession of or used by Synerject or an Affiliated Company thereof which is owned or controlled by Siemens Automotive Corporation (“SAC”) or an Affiliated Company thereof or provided to Synerject by SAC or an Affiliated Company thereof.

1.1.21.
“Siemens Product Technology” means (i) all Technology owned or controlled by Siemens Automotive Corporation or an Affiliated Company thereof other than Synerject and (ii) Siemens Manufacturing Technology.

1.1.22.
“Synerject Know-How” means all of Synerject’s manufacturing know-how, equipment specifications, process specifications, process prints, manufacturing reports and other Technology related to Synerject Product which have been, or will have been developed on or before June 30, 2001 but expressly excluding all such manufacturing know-how, equipment specifications, process specifications, process prints and manufacturing reports related to Siemens Product Technology.

1.1.23.
“Synerject Manufacturing Technology” means Manufacturing Technology used, owned or controlled by Synerject or otherwise available for Synerject to license or sub-license to ORBITAL, but does not include Siemens Product Technology.

1.1.24.
“Synerject Product” (singular or plural) means a gasoline, low pressure, fuel mixture delivery system, which regulates, controls, and/or delivers the fuel or fuel mixture directly into the combustion system and to the combustion process, including all components included in the air rail, fuel rail, air regulator, fuel mix regulators, dampers for both the air and fuel system, fuel

CONFIDENTIAL TREATMENT	EXHIBIT 10.2

injector, air fuel mixture injector, injection-air delivery and injector components, or parts functionally comparable to the foregoing, in the fuel mixture delivery system but excluding the electronic control unit commonly known as an “ECU”. Excluded are the fuel pumps, fuel metering pumps, positive displacement metering pumps, oil pumps, and air pumps. For the purposes of this definition, “fuel mixture” means the fuel and air to deliver and to assist in fuel delivery into the combustion chamber and “low pressure” shall mean a supply pressure of 20 bar (gauge) or lower to the fuel delivery system.

1.1.25.
“Synerject Product Technology” means all Technology relating to Synerject Product, excluding Siemens Product Technology, owned, controlled or in the possession of Synerject on or before [    *    ] and includes all Technology to which Synerject has been granted exclusive or non-exclusive rights from ORBITAL.

1.1.26.
“Technology” means, inventions, confidential or proprietary know-how, trade secrets, technical information, designs, prototypes, drawings, process information, computer programming techniques, methods, formulas, algorithms whether oral or written, tangible or intangible and for the avoidance of doubt including any patent rights, copyrights and other intellectual property rights associated therewith and all Manufacturing Technology.

1.1.37.	“Triggering Event” is defined in Schedule 7

1.1.28.	words importing the singular include the plural and vice versa, and words importing the masculine include the feminine and neuter, and words importing the neuter include the masculine and feminine.

1.1.29.	a reference to a party includes a reference to the party’s successors and permitted assigns.

1.1.30.	where a word or phrase is given a particular meaning, other parts of speech and grammatical forms of that word or phrase have corresponding meanings.

1.2.
if a provision of this Agreement is void, voidable, unenforceable or illegal, and if the provision would not be void, voidable, unenforceable or illegal if it were interpreted narrowly, and it is capable of being so interpreted, then it shall be so interpreted.

1.3.
If, despite the operation of clause 1.2, a provision of this Agreement is void, voidable, unenforceable or illegal, the whole provision is hereby severed and the remainder of this Agreement has full force and effect.

1.4.
If any day appointed or specified by this Agreement for the payment of any money falls on a Saturday, Sunday or public holiday, the day so appointed or specified shall be deemed to be the next day which is not a Saturday, Sunday

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or public holiday.

2.	LICENSE

2.1.
OFT hereby grants to DELPHI and DELPHI hereby accepts from OFT upon and subject to the terms of this Agreement a non-exclusive worldwide licence under the Orbital Patents and OCP Technology during the License Period to:

2.1.1.	perform and/or have performed Development Work and to embody and/or have embodied Orbital Patents and/or OCP Technology based source code and algorithms into the electronic control unit (“ECU”);

2.1.2.	develop and/or have developed and adapt and/or have adapted products, including the Licensed Products covered by the ORBITAL Patents and/or the OCP Technology and the EMS;

2.1.3.	manufacture and/or have manufactured and test and/or have tested products, including the Licensed Products covered by Orbital Patents and/or OCP Technology including the EMS;

2.1.4.	integrate and/or have integrated EMS; and

2.1.5.	make, have made, use, offer for sale, sell and import products covered by the Orbital Patents and/or OCP Technology including EMS and EMS services;

for Automotive Applications to Licensed OEM’s, and for service of Automotive Applications sold by Licensed OEMs.

2.2.	The license rights granted under this Agreement do not include any rights to Siemens Product Technology.

2.3.
Notwithstanding the provision of Clause 2.1 above, DELPHI shall not have the right to manufacture any Synerject Product or use any Synerject Manufacturing Technology until such time as all amounts mentioned in Section 7 have been received in full by OFT.

2.4.
OFT will during the Maintenance Period promptly inform DELPHI of the grant of each patent licensed under clause 2.1, and of the filing of each application for such a patent, and will promptly furnish copies of such patents and of Australian provisional applications and United States applications to DELPHI.

2.5.
Nothing in this Agreement shall be construed as precluding ORBITAL during or after the Licence Period from applying, utilizing, exploiting, or licensing, authorizing, permitting, or assisting persons other than DELPHI to apply, utilize or exploit OCP Technology or ORBITAL Patents in any manner whatsoever, whensoever and wheresoever.

2.6.	Nothing in this Agreement shall be construed as implicitly or explicitly

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permitting inducing or otherwise encouraging DELPHI to sell Licensed Product, EMS, or to provide EMS services, to anyone other than ORBITAL, and ORBITAL Affiliated Company, or a Licensed OEM, or for service of such authorized Licensed Products and EMS sold by a Licensed OEM, unless authorized in writing by ORBITAL to the contrary.

2.6.1.
Notwithstanding, the parties understand and agree that Delphi, its vendors and Affiliated Companies can do Development Work with non-Licensed OEM customers for Automotive Applications recognising that this may in some cases be a pre-requisite of such customer entering into formal arrangements with ORBITAL to become a Licensed OEM prior to the commencement of commercial sales of Licensed Product or EMS to such customer.

2.7.	ORBITAL will execute the attached License Confirmation (per Schedule 4) and any other proper documents DELPHI deems necessary to secure and preserve DELPHI’s rights under this Agreement.

2.8.
Nothing in this Agreement shall be construed as preventing DELPHI from entering into a relationship with any third party in connection with its technology, or as preventing DELPHI from pursuing research and development activities in conjunction with its technology either independently or with any third party, in any manner whatsoever, whensoever and wheresoever.

2.9.
Except for those rights and benefits specifically granted to DELPHI under this Agreement, ORBITAL reserves all other rights and benefits directly or indirectly associated with or arising from, ownership, exploitation or use of the Orbital Patents and OCP Technology.

2.9	[ * ]

3.	INFORMATION AND ASSISTANCE

3.1.
During the Maintenance Period, ORBITAL will promptly disclose, deliver and otherwise make fully available to DELPHI in the form of duplicates of drawings, designs, data, reports, written specifications and instructions, or in such other suitable manner and form as may be convenient to the parties, all OCP Technology now possessed or hereafter discovered or developed by ORBITAL or otherwise coming into ORBITAL’s possession that is requested by DELPHI or that ORBITAL believes would be helpful to DELPHI, including the information described in Schedule 5, provided that this clause does not apply to any OCP Technology which is communicated to ORBITAL on terms which preclude ORBITAL from disclosing it to DELPHI and provided further

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that this Clause does not apply to any Synerject information, including but not limited to Synerject Know-how, Synerject Manufacturing Technology or Synerject Product Technology, until such time as all amounts mentioned in Section 7 have been received in full by OFT.

3.2.
The parties acknowledge that there are benefits in establishing and encouraging an open and close working relationship with each other especially at a engineering and technical level and particularly when working jointly on customer programs. To this end, during the License Period, DELPHI may, at its absolute discretion, disclose, deliver and otherwise make fully available to ORBITAL in the form of duplicates of drawings, designs, data, reports, written specifications and instructions, or in such other suitable manner and form as may be convenient to DELPHI, some or all Improvements that DELPHI believes would be helpful to ORBITAL.

3.2.1.
To the extent that DELPHI has made information or Improvements available to ORBITAL pursuant to Clause 3.2 above or otherwise, DELPHI hereby grants ORBITAL a non-exclusive worldwide license during the term of this Agreement, with rights to sub-license to third parties, to make, use, offer for sale and sell or otherwise exploit all Improvements to the extent that such Improvements are not covered by DELPHI patent rights.

3.3.	When requested by DELPHI, ORBITAL will permit visits to ORBITAL’s facilities during the Maintenance Period by DELPHI personnel to review OCP Technology.

3.4.
DELPHI and ORBITAL will discuss and agree upon the dates of all visits of ORBITAL personnel to DELPHI’s facilities and upon the qualifications and experience appropriate for such personnel. ORBITAL will send personnel having such qualifications and experience.

3.5.
DELPHI and ORBITAL will discuss and agree upon the dates of all visits of DELPHI personnel to ORBITAL’s facilities and upon the qualifications and experience appropriate for such personnel. DELPHI will send personnel having such qualifications and experience.

3.6.
No personnel of either party will be considered employees of the other party. Each party will be responsible for, and indemnify the other party against, the salaries and employee benefits of its personnel while visiting the facilities of the other party, the travel and living expenses associated with such visits, and any taxes or governmental charges related to such salaries, benefits and expenses.

3.7.
ORBITAL and DELPHI agree to negotiate in good faith and use all reasonable efforts to enter into a structured engineering program (“OCP Vehicle Demonstrator Program” draft provisions of which are described in the RASI Chart attached as Schedule 6) within 30 days of the date of this

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Agreement. If possible, these activities will be carried out on a vehicle platform that has near term potential for serial application. DELPHI will contract SYNERJECT directly to provide resources on as needed basis to support the activities outlined. In respect of resources and services to be provided by ORBITAL under the OCP Vehicle Demonstrator Program, DELPHI will pay ORBITAL’s out of pocket costs (including, but not limited to, salaries and wages), to a maximum of [    *    ]. In the event that DELPHI makes such a payment to ORBITAL (the actual amount of which payment is referred to as the “Contract Amount”), the payment required by Clause 7.1(d) shall be reduced by the Contract Amount.

3.8.
In addition to the OCP Vehicle Demonstrator Program mention in Clause 3.7 above, DELPHI will establish in-house marketing, engineering and purchasing capability within 30 days of signing this Agreement to ensure it can present itself to ORBITAL’s customers as a credible Tier 1 supplier of OCP EMS and components and conduct activities in at least those categories identified in Schedule 8. This will include building expertise in the appropriate geographical regions to support customer programs and OCP marketing efforts. DELPHI will build areas of expertise on OCP EMS, air/fuel and emissions post treatment systems and components including the air compressor and the fuel delivery system.

4.	RESPONSIBILITIES

4.1.
DELPHI shall be solely responsible for, and shall indemnify ORBITAL against, all actions, proceedings, claims and demands whatsoever brought or made at any time against ORBITAL in connection with or with respect to or arising howsoever out of DELPHI’s manufacture, use and sale of Licensed Product, EMS or any other component or part (including software) and any and all use whatsoever by DELPHI of OCP Technology and all consequences thereof and shall bear all risks associated therewith. In particular, but without detracting from the generality of the foregoing, ORBITAL shall not be in any way responsible or liable to DELPHI or anyone else for the performance or quality of DELPHI products, including Licensed Product or EMS, or any defects therein or shortcomings thereof.

4.2.
ORBITAL shall be solely responsible for, and shall indemnify DELPHI against, all actions, proceedings, claims and demands whatsoever brought or made at any time against DELPHI in connection with or with respect to or arising howsoever out of the manufacture, use and sale of engines and components manufactured by ORBITAL and any and all use whatsoever by ORBITAL and its other licensees of OCP Technology or Improvements and all consequences thereof and shall bear all risks associated therewith. In particular, but without detracting from the generality of the foregoing, DELPHI shall not be in any way responsible or liable to ORBITAL or anyone else for the performance or quality of engines or components manufactured by

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ORBITAL or its other licensees or any defects therein or shortcomings thereof including product recalls.

4.3.	The provisions of this section 4 shall survive expiration or termination of this Agreement.

4.4.
The provisions of this section 4 will not apply to any EMS, components or equipment manufactured by ORBITAL or its other licensees and sold to DELPHI, nor to any engines, components or equipment manufactured by DELPHI and sold to ORBITAL or its other licensees, except as may be provided in other agreements relating to the sale of such engines, components or equipment.

5.	PATENTS

5.1.	ORBITAL does not warrant or represent that any OCP Technology is or will be patentable or that any Orbital Patent is or will be valid.

5.2.
ORBITAL is responsible for and shall take, at its own expense, all reasonable and appropriate steps associated with prosecution of the patent applications listed in Schedule 1 and the corresponding patent applications in other countries, and the payment of application, issuance and maintenance fees, provided that nothing in this clause shall oblige ORBITAL to take, in relation to any patent application or patent, steps by way of bringing or resisting legal proceedings, any other steps which, in ORBITAL’s opinion, are unlikely to lead to the issuance of a legally valid and commercially useful patent.

5.3.
The following provisions shall apply with respect to any claim, suit or action, threatened or brought by any person against DELPHI, alleging the exercise or exploitation of the Licence by DELPHI, involves infringement by DELPHI of a patent owned by a person other than ORBITAL or DELPHI (an “infringement claim”):

5.3.1.	DELPHI, at its own option, may give ORBITAL notice of the details of the infringement claim.

5.3.2.
If DELPHI gives ORBITAL such notice, ORBITAL and DELPHI will consult together in good faith for the purpose of agreeing whether to cooperate in the negotiation of a settlement of the infringement claim or to cooperate in its defence. ORBITAL and DELPHI shall bear equal shares of all agreed upon legal and other expenses relating to any cooperative negotiation or cooperative defence, any cooperatively negotiated settlement payment, and any damages, costs including attorneys fees, and interest awarded against DELPHI in a cooperatively defended infringement claim. ORBITAL and DELPHI shall be entitled to equal shares of any damages, costs including attorneys fees, and interest which may be awarded to DELPHI as a defendant to a cooperatively defended infringement claim.

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5.3.3.
If DELPHI does not give ORBITAL notice of the details of an infringement claim as provided in clause 5.3.1, or if DELPHI does give notice as provided in clause 5.3.2 and ORBITAL does not agree to cooperate in the negotiation of a settlement of the infringement claim or in its defence as provided in clause 5.3.2, DELPHI shall be responsible for and solely liable to pay all damages, costs including attorneys fees, and interest awarded against DELPHI as a result of the infringement claim, and all legal and other expenses incurred by DELPHI relating to the defense of the infringement claim, and DELPHI shall be entitled to all damages, costs including attorneys fees, and interest which may be awarded to DELPHI as a defendant or counter-claimant to the infringement claim.

5.4.
DELPHI does not admit, acknowledge or acquiesce that any Orbital Patent is valid or enforceable or that it covers any particular engine or component, and DELPHI may contest the scope, validity or enforceability of any of the Orbital Patents as if this Agreement did not exist.

6.	CONFIDENTIALITY

6.1.
The terms and conditions of this Agreement, but not the existence of this Agreement, are confidential, and neither party shall disclose such terms or conditions to any person without first obtaining the prior consent from the other party, provided that either party may disclose the terms and conditions of this Agreement in response to the legal requirement of a governmental agency or relevant stock exchange if such disclosure is first submitted to the other party.

6.2.
DELPHI and ORBITAL have and will continue to exchange proprietary data and information which will be treated with due regard and remain proprietary to the disclosing party and will only be disseminated on a need to know basis to the respective employees of the receiving party and its Affiliated Companies, suppliers and customers.

7.	CONSIDERATION

7.1.	DELPHI will pay to OFT the sum of [ * US dollars (US$ * )]. Such payments will be made in accordance with the following:

a)	Upon execution of this Agreement, the amount of [ * US dollars (US$ * );

b)	30 days after [ * ], the amount of [ * ] US dollars (US$ * );

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c)	30 days after [ * ], the amount of [ * ] US dollars (US$ * );

d)	30 days after [ * ], the amount of [ * ] US dollars (US$ * );

e)	30 days after [ * ], the amount of [ * ] US dollars (US$ * );

f)	30 days after [ * ], the amount of [ * ] US dollars (US$ * );

g)	30 days after [ * ], the amount of [ * ] US dollars (US$ * ).

7.2.	DELPHI shall pay interest on any arrears in payment at the London InterBank Offered Rate (LIBOR) from 15 days after the date such payment is due until such payment is paid.

7.3.
DELPHI shall deduct from the payments due under this Agreement all taxes which DELPHI is required to withhold and pay for the account of OFT, shall pay such taxes, and shall furnish OFT with proper certificates therefore.

7.4.
DELPHI shall at all reasonable times until two years after sale of any product covered by Orbital Patents, including Licensed Products, make the associated records available for audit by independent certified public accountants appointed by OFT and acceptable to DELPHI.

7.5.
No royalties are payable by DELPHI under this Agreement. However should a Licensed OEM require DELPHI to remit royalties on its behalf to OECA, DELPHI and ORBITAL will meet and discuss and, if mutually agreeable, conclude an arrangement that meets the needs of such Licensed OEM.

7.6.
Each payment becoming due under this section shall be immediately paid to the credit of Orbital Fluid Technologies, Inc account at Suntrust Bank, Richmond, VA, ABA # 051000020 Acct # 203459318 or as otherwise reasonably agreed by the parties.

7.7.	Notwithstanding any other provision of this Agreement, all amounts becoming due shall become irrevocably payable, and all amounts paid are non-

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  refundable. This provision shall survive termination of this Agreement.

8.	ASSIGNMENTS AND SUB-LICENSES

8.1.
The License is personal to DELPHI, and DELPHI may not assign the License to any person unless ORBITAL has given approval to the assignment, which ORBITAL may give or refuse at its absolute discretion, provided that DELPHI may assign the License to the successor to that portion of its business to which the License relates, or to any Affiliated Company.

8.2.
Subject to clause 8.3, DELPHI may not grant a sub-license under the License to any person unless ORBITAL has given approval to the grant of the sub-license, which ORBITAL may give or refuse at its absolute discretion.

8.3.	DELPHI may grant sub-licenses under this License to an Affiliated Company to Delphi, provided that:

8.3.1.	notice of any such sub-license is given to ORBITAL;

8.3.2.	the provisions of clause 8.4 shall apply to any such sub-license; and

8.3.3.	any such sub-license shall terminate forthwith in the event that sub-licensee ceases to be an Affiliated Company of DELPHI, unless ORBITAL has given approval to the continuance of the sub-license.

8.3.4.	any such sub-license shall not discharge or modify any of DELPHI’s undertakings under or arising out of this Agreement.

8.4.
The following provisions shall apply to any sub-license which may be approved by ORBITAL (in addition to any other requirements which ORBITAL may at the time of giving its approval stipulate as being conditions upon or subject to which that approval is given):

8.4.1.
DELPHI shall be and remain responsible and liable to ORBITAL under this agreement for and in relation to all acts and conduct on the part of the sub-licensee in all respects as fully as if acts and conduct on the part of the sub-licensee were the acts and conduct of DELPHI.

8.4.2.
Without affecting the generality of clause 8.4.1, manufacture, use and sale of Licensed Products by the sub-licensee will be treated for purposes of this Agreement as manufacture, use and sale thereof by DELPHI.

8.4.3.
The sub-license shall be on terms which are consistent with the provisions of this Agreement, provided always that the sub-licensee shall not have any right or power to grant or extend to any other person, by way of a further sub-license or otherwise, any of the sub-licensee’s rights under or arising out of the sub-license.

CONFIDENTIAL TREATMENT	EXHIBIT 10.2

9.	DURATION

9.1.	This Agreement shall become effective when it has been signed by both parties, and DELPHI has received a fully signed copy of this Agreement and the attached License Confirmation.

9.2.	This Agreement shall continue in effect until the end of the License Period, unless terminated earlier as set forth in clauses 9.3 or 9.4.

9.3.	Subject to the Waiver provided by ORBITAL pursuant to clause 9.5 below, Orbital may terminate this Agreement by notice to Delphi, if Delphi:

9.3.1.	fails to make any payment due under this Agreement and does not make that payment within thirty days after notice to do so; or

9.3.2.	breaches or fails to observe any of its other obligations hereunder, and does not remedy that breach or failure, so far as reasonably practical, within ninety days after notice to do so.

9.4.	DELPHI may terminate the Licence and the remainder of the Agreement at any time by notice to ORBITAL.

9.5.	ORBITAL hereby [ * , provided that]:

9.5.1.	[ * ]; and

9.5.2.	[ * ].

9.6.	Termination shall not relieve DELPHI of its obligation to pay all amounts due and payable under section 7.

10.	FORCE MAJEURE

10.1.
Subject to clause 10.2, where either party is unable, wholly or in part, by reason of force majeure, to carry out any of its obligations under this Agreement, such obligations are suspended so far as such obligations are affected by force majeure during the continuance thereof, provided that the party affected by force majeure:

* CONFIDENTIAL TREATMENT REQUESTED – THESE PORTIONS HAVE BEEN OMITTED AND ARE FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL TREATMENT	EXHIBIT 10.2

10.1.1.
gives to the other party prompt notice of such force majeure with reasonably full particulars thereof and, insofar as known, the  probable extent to which it will be unable to perform or be delayed in performing that obligation; and

10.1.2.	uses all possible diligence to remove that force majeure as quickly as possible.

10.2.	An obligation to pay money is never excused by force majeure.

10.3.
  The requirement that any force majeure shall be removed with all possible diligence shall not require the settlement of strikes,   lockouts, or other labor disputes, claims, demands or actions by any government on terms contrary to the wishes of the party   affected.

10.4.
  In this Agreement, “force majeure” means an act of God, strike, lockout or other interference with work, war declared or   undeclared, blockade, disturbance, lightning, fire, earthquake, storm, flood or explosion; governmental or quasi-governmental   restraint, action, expropriation, prohibition, intervention, direction or embargo; unavailability or delay in availability of   equipment or transport; inability or delay in obtaining governmental or quasi-governmental approvals, consents, permits,   licenses, authorities or allocations; and any other cause whether of the kind specifically enumerated above or otherwise which   is  not reasonably within the control of the party affected.

11.	SETTLEMENT OF DISPUTES

11.1.
  At all times during the term of this Agreement, the parties shall cooperate with each other and use their best efforts to resolve   by mutual agreement any differences and difficulties which may arise between them from time to time and which touch or   involve their respective rights and obligations under this Agreement.

12.	WAIVER

12.1.
  Waiver by either party of a breach by the other party of any obligation or requirement contained in, or arising out of, this   Agreement does not operate as a waiver of another or continuing breach by the other party of the same obligation or   requirement, or of any other obligation or requirement, of this Agreement.

13.	GOVERNING LAW AND VENUE

13.1.	This Agreement is governed by and shall be construed or interpreted in accordance with the laws in force in the State of Michigan, excluding conflicts of laws principles.

CONFIDENTIAL TREATMENT	EXHIBIT 10.2

13.2.	If DELPHI brings legal action against ORBITAL for breach or enforcement of this Agreement, then such legal action shall be brought only in the State of Western Australia.

13.3.	If ORBITAL brings legal action against DELPHI for breach or enforcement of this Agreement, then such legal action shall be brought only in Michigan.

14.	NOTICES

14.1.
Any notice, approval or consent to be given under this Agreement (a “notification”) shall be given by telefax or letter sent or delivered to the party to which it is to be given at its address for service and is effective upon receipt.

14.2.	Unless otherwise specified by notice to DELPHI, OFT’s address for service is:

   ORBITAL FLUID TECHNOLOGIES, INC
   201 Enterprise Drive
   Newport News, Virginia
   USA, 23603

    With a copy to:

    ORBITAL ENGINE COMPANY (AUSTRALIA) PTY LTD
    1 Whipple Street
     BALCATTA
    WESTERN AUSTRALIA, 6021
    AUSTRALIA

    Attention: Director of Patents & Licensing
    Telefax number: +61 8 9441 2133

14.3.	Unless otherwise specified by notice to OFT, DELPHI’s address for service is:

     Delphi Automotive Systems LLC
     5725 Delphi Drive
     Troy, Michigan
     USA 48098

     Attention: President, Delphi Energy & Chassis Systems Division
     Telefax number: +1 810 257-8230

CONFIDENTIAL TREATMENT	EXHIBIT 10.2

   With a copy to:

   Delphi Technologies, Inc.
   1450 W. Long Lake Road #400
   Troy, Ml 48098

   Attention: Vice President - Intellectual Property
   Telefax number: +1 248 267-5559

14.4.
A notification sent by letter shall be sufficient if sent prepaid to the other party’s address for service by DHL World Courier Express or by some other equivalent express courier service, with return receipt.

14.5.	A notification sent by telefax shall be sufficient only if receipt is acknowledged by the receiving party, or other appropriate evidence of receipt exists.

15.	WHOLE AGREEMENT

15.1.
This Agreement represents the entire understanding of the parties relating to the subject matter hereof and merges and supercedes all prior discussions and writings between the parties concerning the subject matter hereof. Nothing contained herein shall be construed to place the parties in the relationship of partners or joint venturers, and neither party shall have the power to obligate or bind the other in any manner whatsoever. No amendment or modification of this Agreement will be effective unless made in writing and signed by a duly authorized representative of the Party against which the amendment or modification is sought to be enforced.

15.2.
DELPHI acknowledges that it has not and does not rely on any representations or warranties made or given by ORBITAL of whatsoever nature or whensoever made or given that are not expressly set out and contained in this Agreement. ORBITAL acknowledges that it has not and does not rely on any representations or warranties made or given by DELPHI of whatsoever nature or whensoever made or given that are not expressly set out and contained in this Agreement.

CONFIDENTIAL TREATMENT	EXHIBIT 10.2

IN WITNESS THEREOF, the parties have caused this Agreement to be signed by their duly authorized agents.

By and on behalf of:

ORBITAL FLUID TECHNOLOGIES INC		DELPHI AUTOMOTIVE SYSTEMS LLC

Signed:	(signed)	Signed:	(signed)

Name:	Steven Ahern	Name:	Guy Hachey

Position:	Director	Position:	Director President

Date:	7th August, 2001	Date:	Aug. 23, 2001

ORBITAL ENGINE COMPANY (AUSTRALIA) PTY LTD

Signed:	(signed)

Name:	Ken Johnsen

Position:	Director

Date:	7 August 2001

CONFIDENTIAL TREATMENT	EXHIBIT 10.2.

SCHEDULE 1

UNITED STATES PATENTS AND OTHER PATENTS

Reference Number	Ctry Code	Div.	Application Number	Filing Date	Patent Number	Grant Date	Official Title
01-12. 013	US	*	281049	11/04/79	4462760	31/07/84	Improved method and apparatus for metering liquids
01-12. 015	CA	*	418774	30/12/82	1183048	26/02/85	Improved apparatus for delivering metered quantities of liquid
01-12. 015	EP	*	83900173.2	30/12/82	0097678	31/05/89	Improved apparatus for delivering metered quantities of liquid
01-12. 015	PCT	*	PCT/AU82/00225	30/12/82	(WO 83/02319)	07/07/83	Improved apparatus for delivering metered quantities of liquid
01-12. 016	AU	*	92000/82	31/12/82	564237	15/01/88	Improved method of fuel injection
01-12. 016	CA	*	418771	30/12/82	1187355	21/05/85	Improved method of fuel injection
01-12. 016	DE	EP	82307027.1	31/12/82	P3276128.7	22/04/87	Improved method of fuel injection
01-12. 016	EP	*	82307027.1	31/12/82	0083514	22/04/87	Improved method of fuel injection
01-12. 016	FR	EP	82307027.1	31/12/82	0083514	22/04/87	Improved method of fuel injection
01-12. 016	GB	EP	82307027.1	31/12/82	0083514	22/04/87	Improved method of fuel injection
01-12. 016	IT	EP	82307027.1	31/12/82	0083514	22/04/87	Improved method of fuel injection
01-12. 016	US	*	711726	30/12/82	5150836	29/09/92	Improved method of fuel injection
01-12. 017	CA	*	418773	30/12/82	1183047	26/02/85	Improved control of fuel injection apparatus for internal combustion engines
01-12. 018	AU	*	92002/82	31/12/82	560572	31/08/87	Internal combustion engine fuel and air system
01-12. 018	CA	*	418772	30/12/82	1187356	21/05/85	Internal combustion engine fuel and air system
01-12. 018	DE	EP	82307029.7	31/12/82	P3275850.2	25/03/87	Internal combustion engine fuel and air system
01-12. 018	EP	*	82307029.7	31/12/82	0083516	25/03/87	Internal combustion engine fuel and air system
01-12. 018	FR	EP	82307029.7	31/12/82	0083516	25/03/87	Internal combustion engine fuel and air system
01-12. 018	GB	EP	82307029.7	31/12/82	0083516	25/03/87	Internal combustion engine fuel and air system
01-12. 018	IT	EP	82307029.7	31/12/82	0083516	25/03/87	Internal combustion engine fuel and air system
01-12. 018	JP	*	227874/82	28/12/82	1725461	10/03/92	Internal combustion engine fuel and air system
01-12. 018	US	*	454658	30/12/82	4519356	28/05/85	Internal combustion engine fuel and air system
01-12. 024	AU	*	23584/84	18/01/84	559818	04/08/87	Method and apparatus
01-12. 024	DE	*	3401998.7	18/01/84	3401998	06/05/93	Method and apparatus
01-12. 024	IT	*	19213A/84	18/01/84	1173063	18/07/87	Method and apparatus
01-12. 024	JP	*	5811/84	18/01/84	1785943	19/11/92	Method and apparatus
01-12. 024	US	*	570834	16/01/84	4527520	09/07/85	Method and apparatus
01-12. 026	AU	*	32132/84	03/08/84	567037	05/05/88	Fuel injection
01-12. 026	BR	*	PI8407003.0	03/08/84	PI8407003.0	24/04/90	Fuel injection
01-12. 026	CA	*	460403	03/08/84	1241573	06/09/88	Fuel injection
01-12. 026	DE	*	3490359.3	03/08/84	?	?	Fuel injection
01-12. 026	ES	1	534882	03/08/84	534882	08/10/85	Fuel injection
01-12. 026	ES	2	554809	03/08/84	554809	21/05/87	Fuel injection
01-12. 026	ES	3	557508	03/08/84	557508	28/07/87	Fuel injection
01-12. 026	FR	*	8412416	06/08/84	2550280	10/02/89	Fuel injection
01-12. 026	GB	*	8507543	03/08/84	2154659	21/10/87	Fuel injection
01-12. 026	IT	*	22216A/84	03/08/84	1174641	01/08/87	Fuel injection
01-12. 026	JP	*	503026/84	03/08/84	2515276	30/04/96	Fuel injection
01-12. 026	KR	*	844637	03/08/84	62508	07/06/93	Fuel injection
01-12. 026	PCT	*	PCT/AU84/00150	03/08/84	(WO 85/00854)	28/02/85	Fuel injection
01-12. 026	PH	*	31060	02/08/84	25880	02/12/91	Fuel injection
01-12. 026	SE	*	8501712-7	03/08/84	450845	12/11/87	Fuel injection
01-12. 026	US	*	740067	03/08/84	4693224	15/09/87	Fuel injection
01-12. 028	AU	*	42305/85	04/04/85	584087	08/09/89	Improvements to internal combustion engines
01-12. 028	BE	*	214807	09/04/85	902145	31/07/85	Improvements to internal combustion engines
01-12. 028	CA	*	478482	04/04/85	1232550	09/02/88	Improvements to internal combustion engines
01-12. 028	JP	*	501718/85	04/04/85	1876220	03/12/93	Improvements to internal combustion engines
01-12. 028	PCT	*	PCT/AU85/00073	04/04/85	(WO 85/04689)	24/10/85	Improvements to internal combustion engines
01-12. 028	US	*	175425	04/04/85	4920745	01/05/90	Improvements to internal combustion engines
01-12. 029	AU	*	46758/85	01/08/85	585523	13/10/89	Improvements relating to metering of fuel
01-12. 029	BE	*	215776	24/10/85	903515	17/02/86	Improvements relating to metering of fuel
01-12. 029	EP	*	85903794.7	01/08/85	0191791	24/01/90	Improvements relating to metering of fuel
01-12. 029	ES	1	545800	01/08/85	545800	07/10/86	Improvements relating to metering of fuel
01-12. 029	ES	2	557012	01/08/85	557012	26/03/87	Improvements relating to metering of fuel
01-12. 029	FR	EP	85903794.7	01/08/85	0191791	24/01/90	Improvements relating to metering of fuel
01-12. 029	IT	EP	85903794.7	01/08/85	0191791	24/01/90	Improvements relating to metering of fuel
01-12. 029	JP	*	503555/85	01/08/85	2509179	16/04/96	Improvements relating to metering of fuel
01-12. 029	PCT	*	PCT/AU85/00176	01/08/85	(WO 86/00960)	13/02/86	Improvements relating to metering of fuel
01-12. 029	SE	EP	85903794.7	01/08/85	0191791	24/01/90	Improvements relating to metering of fuel
01-12. 029	TW	*	74103501	07/08/85	30485	11/10/88	Improvements relating to metering of fuel
01-12. 029	US	1	849501	01/08/85	4841942	27/06/89	Improvements relating to metering of fuel
01-12. 029	US	2	349556	01/08/85	5024202	18/06/91	Improvements relating to metering of fuel
01-12. 030	US	*	758898	25/07/85	4674462	23/06/87	Improved air supply system for fuel injection systems
01-12. 031	AU	*	46892/85	29/08/85	584114	08/09/89	Delivery of metered quantities of fuel to an engine
01-12. 031	CA	*	489636	29/08/85	1287533	13/08/91	Delivery of metered quantities of fuel to an engine
01-12. 031	DE	*	3531486.9	30/08/85	?	?	Delivery of metered quantities of fuel to an engine
01-12. 031	FR	*	8513023	02/09/85	2569775	17/11/89	Delivery of metered quantities of fuel to an engine
01-12. 031	GB	*	8521388	28/08/85	2163816	29/06/88	Delivery of metered quantities of fuel to an engine
01-12. 031	US	*	377742	24/01/85	4945886	07/08/90	Delivery of metered quantities of fuel to an engine
01-12. 043	AU	*	57898/86	23/05/86	592990	31/05/90	Improvements relating to controlling emissions from two stroke engines
01-12. 043	BE	*	216699	26/05/86	904818	15/09/86	Improvements relating to controlling emissions from two stroke engines

Schedule 1                                                                                              Page 1 of 17

SCHEDULE 1

UNITED STATES PATENTS AND OTHER PATENTS

Reference Number	Ctry Code	Div.	Application Number	Filing Date	Patent Number	Grant Date	Official Title
01-12. 043	BR	*	PI8602375.6	23/05/86	PI8602375.6	27/08/91	Improvements relating to controlling emissions from two stroke engines
01-12. 043	CA	*	509877	23/05/86	1286557	23/07/91	Improvements relating to controlling emissions from two stroke engines
01-12. 043	DE	*	3617603.6	23/05/86	?	?	Improvements relating to controlling emissions from two stroke engines
01-12. 043	FR	*	8607491	26/05/86	8607491	17/08/90	Improvements relating to controlling emissions from two stroke engines
01-12. 043	GB	*	8612701	22/05/86	2175643	31/08/89	Improvements relating to controlling emissions from two stroke engines
01-12. 043	IT	*	20554A/86	23/05/86	1188700	20/01/88	Improvements relating to controlling emissions from two stroke engines
01-12. 043	JP	*	120043/86	24/05/86	2140309	19/04/95	Improvements relating to controlling emissions from two stroke engines
01-12. 043	KR	*	86-4076	24/05/86	74254	07/06/94	Improvements relating to controlling emissions from two stroke engines
01-12. 043	MX	*	2603	26/05/86	170711	09/09/93	Improvements relating to controlling emissions from two stroke engines
01-12. 043	SE	*	8602372-8	23/05/86	465172	05/08/91	Improvements relating to controlling emissions from two stroke engines
01-12. 043	US	*	326836	23/05/86	4920932	01/05/90	Improvements relating to controlling emissions from two stroke engines
01-12. 045	AU	*	58035/86	23/05/86	595199	10/08/90	Improvements relating to two stroke cycle internal combustion engines
01-12. 045	BE	*	216700	26/05/86	904819	15/09/86	Improvements relating to two stroke cycle internal combustion engines
01-12. 045	CA	*	509880	23/05/86	1278964	15/01/91	Improvements relating to two stroke cycle internal combustion engines
01-12. 045	DE	*	P3617317.7	23/05/86	P3617317.7	31/10/96	Improvements relating to two stroke cycle internal combustion engines
01-12. 045	GB	*	8612601	23/05/86	2175953	19/07/89	Improvements relating to two stroke cycle internal combustion engines
01-12. 045	JP	*	120046/86	24/05/86	2036336	05/07/95	Improvements relating to two stroke cycle internal combustion engines
01-12. 045	MX	*	2604	26/05/86	163780	22/06/92	Improvements relating to two stroke cycle internal combustion engines
01-12. 045	US	*	866427	23/05/86	4719880	19/01/88	Improvements relating to nozzles for fuel injection systems
01-12. 046	ES	*	8600413	18/07/86	2000699	16/02/88	Improvements relating to nozzles for fuel injection systems
01-12. 046	FR	*	8610569	21/07/86	2585081	31/07/92	Improvements relating to nozzles for fuel injection systems
01-12. 046	GB	*	8706099	18/07/86	2190708	04/05/89	Improvements relating to nozzles for fuel injection systems
01-12. 046	IT	*	21183A/86	18/07/86	1197787	06/12/88	Improvements relating to nozzles for fuel injection systems
01-12. 046	KR	*	87-700239	18/07/86	80656	22/12/94	Improvements relating to nozzles for fuel injection systems
01-12. 046	MX	*	3207	21/07/86	170712	09/09/93	Improvements relating to nozzles for fuel injection systems
01-12. 046	PCT	*	PCT/AU86/00201	18/07/86	(WO 87/00584)	29/01/87	Improvements relating to nozzles for fuel injection systems
01-12. 046	SE	*	8701141-7	18/07/86	463981	18/02/91	Improvements relating to nozzles for fuel injection systems
01-12. 046	US	*	040778	18/07/86	4867128	19/09/89	Improvements relating to nozzles for fuel injection systems
01-12. 047	BR	*	PI8606802.4	18/07/86	PI8606802.4	29/10/91	Improvements in fuel injection
01-12. 047	CA	*	513873	16/07/86	1279798	05/02/91	Improvements in fuel injection
01-12. 047	DE	*	P3690391.4	18/07/86	P36903914	16/11/00	Improvements in fuel injection
01-12. 047	FR	*	8610571	21/07/86	2585080	23/11/90	Improvements in fuel injection
01-12. 047	JP	*	504186/86	18/07/86	2669819	04/07/97	Improvements in fuel injection
01-12. 047	MX	*	3202	21/07/86	170904	22/09/93	Improvements in fuel injection
01-12. 047	PCT	*	PCT/AU86/00200	18/07/86	(WO 87/00583)	29/01/87	Improvements in fuel injection
01-12. 047	US	*	040779	18/07/86	4759335	26/07/88	Improvements in fuel injection
01-12. 048	BE	*	216951	18/07/86	905141	17/11/86	Improvements relating to direct fuel injected engines
01-12. 048	BR	*	PI8606776.1	18/07/86	PI8606776.1	28/04/92	Improvements relating to direct fuel injected engines
01-12. 048	CA	*	514180	18/07/86	1314449	16/03/93	Improvements relating to direct fuel injected engines
01-12. 048	CN	*	86105109.2	19/07/86	13701	11/03/92	Improvements relating to direct fuel injected engines
01-12. 048	DE	*	3690388.4	18/07/86	P3690388.4	29/08/96	Improvements relating to direct fuel injected engines
01-12. 048	ES	*	8600419	18/07/86	2000360	27/12/87	Improvements relating to direct fuel injected engines
01-12. 048	FR	*	8610570	21/07/86	2585078	03/04/92	Improvements relating to direct fuel injected engines
01-12. 048	IT	*	21182A/86	18/07/86	1198001	21/12/88	Improvements relating to direct fuel injected engines
01-12. 048	JP	*	504169/86	18/07/86	2048585	30/08/95	Improvements relating to direct fuel injected engines
01-12. 048	MX	*	3203	21/07/86	171502	03/11/93	Improvements relating to direct fuel injected engines
01-12. 048	PCT	*	PCT/AU86/00202	18/07/86	(WO 87/00575)	29/01/87	Improvements relating to direct fuel injected engines
01-12. 048	SE	*	8701142-5	18/07/86	459931	21/08/89	Improvements relating to direct fuel injected engines
01-12. 048	TW	1	76207977	19/07/86	?	?	Improvements relating to direct fuel injected engines
01-12. 048	US	*	041131	18/07/86	4790270	13/12/88	Improvements relating to direct fuel injected engines
01-12. 049	CA	*	514178	18/07/86	1271948	24/07/90	Improvements relating to fuel injection to internal combustion engines
01-12. 049	CN	*	86105113	19/07/86	14138	22/04/92	Improvements relating to fuel injection to internal combustion engines
01-12. 049	DE	*	P3690389.2	18/07/86	P3690389.2	29/08/96	Improvements relating to fuel injection to internal combustion engines
01-12. 049	ES	*	8600416	18/07/86	2000700	12/02/88	Improvements relating to fuel injection to internal combustion engines
01-12. 049	FR	*	8610572	21/07/86	?	?	Improvements relating to fuel injection to internal combustion engines
01-12. 049	GB	*	8706101	18/07/86	2188369	21/02/90	Improvements relating to fuel injection to internal combustion engines
01-12. 049	IT	*	21181A/86	18/07/86	1197786	06/12/88	Improvements relating to fuel injection to internal combustion engines
01-12. 049	JP	*	504189/86	18/07/86	2669820	04/07/97	Improvements relating to fuel injection to internal combustion engines
01-12. 049	KR	*	87-700241	18/07/86	74252	07/06/94	Improvements relating to fuel injection to internal combustion engines
01-12. 049	MX	*	3206	21/07/86	174369	11/05/94	Improvements relating to fuel injection to internal combustion engines
01-12. 049	PCT	*	PCT/AU86/00203	18/07/86	(WO 87/00578)	29/01/87	Improvements relating to fuel injection to internal combustion engines
01-12. 049	SE	*	8701143-3	18/07/86	466864	13/04/92	Improvements relating to fuel injection to internal combustion engines
01-12. 049	TW	*	75103319	19/07/86	33422	11/08/89	Improvements relating to fuel injection to internal combustion engines
01-12. 049	US	*	394168	18/07/86	4993394	19/02/91	Improvements relating to fuel injection to internal combustion engines
01-12. 050	AU	*	61466/86	18/07/86	594356	10/08/90	Timing of fuel injected engines
01-12. 050	BR	*	PI8606800.8	18/07/86	PI8606800.8	27/10/92	Timing of fuel injected engines
01-12. 050	CA	*	514177	18/07/86	1317830	18/05/93	Timing of fuel injected engines
01-12. 050	DE	*	3690386.8	18/07/86	?	?	Timing of fuel injected engines
01-12. 050	ES	*	8600418	18/07/86	2000701	04/02/88	Timing of fuel injected engines
01-12. 050	FR	*	8610574	21/07/86	8610574	29/11/91	Timing of fuel injected engines
01-12. 050	GB	*	8706103	18/07/86	2188370	26/07/89	Timing of fuel injected engines

Schedule 1	Page 2 of 17

SCHEDULE 1

UNITED STATES PATENTS AND OTHER PATENTS

Reference Number	Ctry Code	Div.	Application Number	Filing Date	Patent Number	Grant Date	Official Title
01-12. 050	IT	*	21179A/86	18/07/86	1197784	06/12/88	Timing of fuel injected engines
01-12. 050	JP	*	504168/86	18/07/86	2085761	18/12/95	Timing of fuel injected engines
01-12. 050	KR	*	87-700243	18/07/86	74251	07/06/94	Timing of fuel injected engines
01-12. 050	MX	*	3205	21/07/86	170906	22/09/93	Timing of fuel injected engines
01-12. 050	PCT	*	PCT/AU86/00205	18/07/86	(WO 87/00580)	29/01/87	Timing of fuel injected engines
01-12. 050	SE	*	8701145-8	18/07/86	459821	07/08/89	Timing of fuel injected engines
01-12. 050	US	*	169118	18/07/86	4949689	21/08/90	Timing of fuel injected engines
01-12. 051	AU	*	61462/86	18/07/86	583939	01/09/89	Timing of fuel injected engines
01-12. 051	BE	*	216957	22/07/86	905150	17/11/86	Timing of fuel injected engines
01-12. 051	BR	*	PI8606801.6	18/07/86	PI8606801.6	29/10/91	Timing of fuel injected engines
01-12. 051	CA	*	514179	18/07/86	1272420	07/08/90	Timing of fuel injected engines
01-12. 051	DE	*	3690387.6	18/07/86	P3690387.6	21/11/96	Timing of fuel injected engines
01-12. 051	ES	*	8600417	18/07/86	2001026	23/02/88	Timing of fuel injected engines
01-12. 051	FR	*	8610573	21/07/86	2585075	05/04/91	Timing of fuel injected engines
01-12. 051	GB	*	8706102	18/07/86	2187506	01/02/89	Timing of fuel injected engines
01-12. 051	IT	*	21180A/86	18/07/86	1197785	06/12/88	Timing of fuel injected engines
01-12. 051	JP	*	504171/86	18/07/86	2048586	30/08/95	Timing of fuel injected engines
01-12. 051	KR	*	87-700242	18/07/86	75900	11/03/94	Timing of fuel injected engines
01-12. 051	MX	*	3204	21/07/86	170905	22/09/93	Timing of fuel injected engines
01-12. 051	PCT	*	PCT/AU86/00204	18/07/86	(WO 87/00579)	29/01/87	Timing of fuel injected engines
01-12. 051	SE	*	8701144-1	18/07/86	459601	17/07/89	Timing of fuel injected engines
01-12. 051	US	*	040776	18/07/86	4807572	28/02/89	Timing of fuel injected engines
01-12. 053	AU	*	63573/86	07/10/86	594708	23/07/90	Control of fuelling rate for internal combustion engines
01-12. 053	BE	*	217264	07/10/86	905565	02/02/87	Control of fuelling rate for internal combustion engines
01-12. 053	BR	*	PI8604872.4	07/10/86	PI8604872.4	29/10/91	Control of fuelling rate for internal combustion engines
01-12. 053	CA	*	520019	07/10/86	1272082	31/07/90	Control of fuelling rate for internal combustion engines
01-12. 053	DE	*	3634509.1	07/10/86	?	?	Control of fuelling rate for internal combustion engines
01-12. 053	ES	*	8602431	06/10/86	2002815	20/07/88	Control of fuelling rate for internal combustion engines
01-12. 053	FR	*	8613952	07/10/86	2592435	16/11/90	Control of fuelling rate for internal combustion engines
01-12. 053	GB	*	8624025	07/10/86	2182096	13/09/89	Control of fuelling rate for internal combustion engines
01-12. 053	IT	*	21933A/86	07/10/86	1197367	30/11/88	Control of fuelling rate for internal combustion engines
01-12. 053	JP	*	238969/86	07/10/86	?	?	Control of fuelling rate for internal combustion engines
01-12. 053	KR	*	86-8384	07/10/86	76951	02/09/94	Control of fuelling rate for internal combustion engines
01-12. 053	MX	*	3951	06/10/86	161732	20/12/90	Control of fuelling rate for internal combustion engines
01-12. 053	SE	*	8604239-7	06/10/86	463983	18/02/91	Control of fuelling rate for internal combustion engines
01-12. 053	US	*	915670	06/10/86	4800862	31/01/89	Control of fuelling rate for internal combustion engines
01-12. 054	CA	*	520433	14/10/86	1304265	30/06/92	Improvements relating to metering of fuel
01-12. 054	CN	*	86107587.0	11/10/86	9744	10/04/91	Improvements relating to metering of fuel
01-12. 054	DE	EP	86905694.5	10/10/86	P36500259	10/08/94	Improvements relating to metering of fuel
01-12. 054	EP	*	86905694.5	10/10/86	0242370	10/08/94	Improvements relating to metering of fuel
01-12. 054	FR	EP	86905694.5	10/10/86	0242370	10/08/94	Improvements relating to metering of fuel
01-12. 054	IT	EP	86905694.5	10/10/86	0242370	10/08/94	Improvements relating to metering of fuel
01-12. 054	JP	*	505529/86	10/10/86	2652850	23/05/97	Improvements relating to metering of fuel
01-12. 054	MX	*	4001	10/10/86	161354	18/09/90	Improvements relating to metering of fuel
01-12. 054	PCT	*	PCT/AU86/00301	10/10/86	(WO 87/02419)	23/04/87	Improvements relating to metering of fuel
01-12. 054	PH	*	34352	10/10/86	25260	27/03/91	Improvements relating to metering of fuel
01-12. 054	US	*	083790	10/10/86	4794902	03/01/89	Improvements relating to metering of fuel
01-12. 056	DE	*	P3638692.8	12/11/86	P3638692.8	02/07/98	Improvements relating to nozzles for in-cylinder fuel injection systems
01-12. 056	FR	*	8615758	13/11/86	2591668	12/04/91	Improvements relating to nozzles for in-cylinder fuel injection systems
01-12. 056	GB	*	8626858.8	11/11/86	2182978	04/10/89	Improvements relating to nozzles for in-cylinder fuel injection systems
01-12. 056	JP	*	270845/86	13/11/86	2815578	14/08/98	Improvements relating to nozzles for in-cylinder fuel injection systems
01-12. 056	MX	*	4335	12/11/86	163715	16/06/92	Improvements relating to nozzles for in-cylinder fuel injection systems
01-12. 056	US	*	928549	10/11/86	4817873	04/04/89	Improvements relating to nozzles for in-cylinder fuel injection systems
01-12. 059	DE	*	3628645.1	22/08/86	?	?	Improvements relating to the injection of fuel to an engine
01-12. 059	FR	*	8612513	05/09/86	2602278	30/04/92	Improvements relating to the injection of fuel to an engine
01-12. 059	GB	*	8620121	19/08/86	2193252	06/02/91	Improvements relating to the injection of fuel to an engine
01-12. 059	IN	*	598/DEL/87	15/07/87	172085	08/04/94	Improvements relating to the injection of fuel to an engine
01-12. 059	IT	*	21569A/86	02/09/86	1197146	25/11/88	Improvements relating to the injection of fuel to an engine
01-12. 059	JP	1	291100/98	13/10/98	?	?	Improvements relating to the injection of fuel to an engine
01-12. 059	JP	*	245146/86	15/10/86	2874869	14/01/99	Improvements relating to the injection of fuel to an engine
01-12. 059	KR	*	86-7678	12/09/86	76952	02/09/94	Improvements relating to the injection of fuel to an engine
01-12. 059	MX	*	7163	30/06/87	170714	09/09/93	Improvements relating to the injection of fuel to an engine
01-12. 059	US	*	900131	25/08/86	4753213	28/06/88	Improvements relating to the injection of fuel to an engine
01-12. 063	AU	*	78842/87	22/09/87	599704	03/12/90	Improvements relating to fuel injection systems for internal combustion engines
01-12. 063	BE	*	8701072	23/09/87	8701072	14/11/89	Improvements relating to fuel injection systems for internal combustion engines
01-12. 063	BR	*	PI8704868.0	22/09/87	8704868	31/08/93	Improvements relating to fuel injection systems for internal combustion engines
01-12. 063	CA	*	547397	21/09/87	1308615	13/10/92	Improvements relating to fuel injection systems for internal combustion engines
01-12. 063	CN	*	87106489.8	23/09/87	10395	05/06/91	Improvements relating to fuel injection systems for internal combustion engines
01-12. 063	DE	*	3732259.1	22/09/87	?	?	Improvements relating to fuel injection systems for internal combustion engines
01-12. 063	FR	*	8713155	23/09/87	2604219	20/03/92	Improvements relating to fuel injection systems for internal combustion engines
01-12. 063	GB	*	8722270	22/09/87	2195707	02/01/91	Improvements relating to fuel injection systems for internal combustion engines

Schedule 1	Page 3 of 17

SCHEDULE 1

UNITED STATES PATENTS AND OTHER PATENTS

Reference Number	Ctry Code	Div.	Application Number	Filing Date	Patent Number	Grant Date	Official Title
01-12. 063	IN	*	835/DEL/87	22/09/87	173444	16/12/94	Improvements relating to fuel injection systems for internal combustion engines
01-12. 063	IT	*	21991A/87	23/09/87	1222702	12/09/90	Improvements relating to fuel injection systems for internal combustion engines
01-12. 063	JP	*	236393/87	22/09/87	?	?	Improvements relating to fuel injection systems for internal combustion engines
01-12. 063	KR	*	87-10521	23/09/87	85369	01/06/95	Improvements relating to fuel injection systems for internal combustion engines
01-12. 063	MX	*	8445	22/09/87	173090	01/02/94	Improvements relating to fuel injection systems for internal combustion engines
01-12. 063	TW	*	76105656	22/09/87	35076	11/11/89	Improvements relating to fuel injection systems for internal combustion engines
01-12. 063	US	*	099017	21/09/87	4781164	01/11/88	Improvements relating to fuel injection systems for internal combustion engines
01-12. 065	AU	*	79821/87	14/10/87	599153	20/11/90	Improvements relating to direct fuel injection
01-12. 065	BE	*	8701173	13/10/87	8701173	08/10/91	Improvements relating to direct fuel injection
01-12. 065	CA	*	549175	13/10/87	1299039	21/04/92	Improvements relating to direct fuel injection
01-12. 065	DE	*	3734737.3	09/10/87	?	?	Improvements relating to direct fuel injection
01-12. 065	FR	*	8714135	13/10/87	2605057	09/10/92	Improvements relating to direct fuel injection
01-12. 065	JP	*	259439/87	14/10/87	2654029	23/05/97	Improvements relating to direct fuel injection
01-12. 065	US	*	253424	13/10/87	4825828	02/05/89	Improvements relating to direct fuel injection
01-12. 067	AU	*	12144/88	24/02/88	607465	23/07/91	Improvements relating to multi-cylindered two stroke engines
01-12. 067	BR	*	PI8800807.0	25/02/88	PI8800807.0	24/11/92	Improvements relating to multi-cylindered two stroke engines
01-12. 067	CA	*	559731	24/02/88	1300517	12/05/92	Improvements relating to multi-cylindered two stroke engines
01-12. 067	CN	*	88100996.2	25/02/88	?	?	Improvements relating to multi-cylindered two stroke engines
01-12. 067	DE	*	3806031.0	23/02/88	3806031	07/05/97	Improvements relating to multi-cylindered two stroke engines
01-12. 067	ES	*	8800524	24/02/88	2007140	16/03/89	Improvements relating to multi-cylindered two stroke engines
01-12. 067	FR	*	8802319	25/02/88	8802319	12/07/91	Improvements relating to multi-cylindered two stroke engines
01-12. 067	GB	*	8804190	23/02/88	2201463	21/11/90	Improvements relating to multi-cylindered two stroke engines
01-12. 067	JP	*	43248/88	25/02/88	2559795	05/09/96	Improvements relating to multi-cylindered two stroke engines
01-12. 067	KR	*	88-1893	24/02/88	87125	21/07/95	Improvements relating to multi-cylindered two stroke engines
01-12. 067	SE	*	8800622-6	23/02/88	8800622.6	14/06/93	Improvements relating to multi-cylindered two stroke engines
01-12. 067	US	*	158722	23/02/88	4886021	12/12/89	Improvements relating to multi-cylindered two stroke engines
01-12. 068	JP	*	59210/88	12/03/88	2647677	09/05/97	Improvements relating to fuel injection apparatus
01-12. 068	US	RE	809125	18/12/91	RE34945	23/05/95	Improvements relating to fuel injection apparatus
01-12. 069	GB	*	8806020	14/03/88	2218732	31/07/91	Improvements to engines
01-12. 069	JP	*	59211/88	12/03/88	2749583	20/02/98	Improvements to engines
01-12. 069	US	*	167966	14/03/88	4844040	04/07/89	Improvements to engines
01-12. 070	AU	1	88350/91	05/04/88	655787	12/05/95	Improvements relating to fuel injection apparatus
01-12. 070	AU	*	16278/88	05/04/88	621820	20/07/92	Improvements relating to fuel injection apparatus
01-12. 070	BE	EP	88903140.7	05/04/88	0308467	01/12/93	Improvements relating to fuel injection apparatus
01-12. 070	BE	EP/1	91203227.3	05/04/88	0494468	13/09/95	Improvements relating to fuel injection apparatus
01-12. 070	BR	*	PI8807080.8	05/04/88	PI8807080.8	29/07/93	Improvements relating to fuel injection apparatus
01-12. 070	CA	1	616255	31/03/88	1316417	20/04/93	Improvements relating to fuel injection apparatus
01-12. 070	CA	*	563079	31/03/88	1323531	26/10/93	Improvements relating to fuel injection apparatus
01-12. 070	CN	1	91104728.X	08/07/91	36025	20/12/96	Improvements relating to fuel injection apparatus
01-12. 070	CN	*	88102779.0	31/03/88	12999	15/01/92	Improvements relating to fuel injection apparatus
01-12. 070	DE	EP	88903140.7	05/04/88	P38859882	01/12/93	Improvements relating to fuel injection apparatus
01-12. 070	DE	EP/1	91203227.3	05/04/88	P38544792	13/09/95	Improvements relating to fuel injection apparatus
01-12. 070	EP	1	91203227.3	05/04/88	0494468	13/09/95	Improvements relating to fuel injection apparatus
01-12. 070	EP	*	88903140.7	05/04/88	0308467	01/12/93	Improvements relating to fuel injection apparatus
01-12. 070	FR	EP	88903140.7	05/04/88	0308467	01/12/93	Improvements relating to fuel injection apparatus
01-12. 070	FR	EP/1	91203227.3	05/04/88	0494468	13/09/95	Improvements relating to fuel injection apparatus
01-12. 070	GB	EP	88903140.7	05/04/88	0308467	01/12/93	Improvements relating to fuel injection apparatus
01-12. 070	GB	EP/1	91203227.3	05/04/88	0494468	13/09/95	Improvements relating to fuel injection apparatus
01-12. 070	IN	1	593/DEL/91	04/04/88	?	?	Improvements relating to fuel injection apparatus
01-12. 070	IN	*	269/DEL/88	04/04/88	175223	08/12/95	Improvements relating to fuel injection apparatus
01-12. 070	IT	EP	88903140.7	05/04/88	0308467	01/12/93	Improvements relating to fuel injection apparatus
01-12. 070	IT	EP/1	91203227.3	05/04/88	0494468	13/09/95	Improvements relating to fuel injection apparatus
01-12. 070	JP	1	079086/95	05/04/88	2703736	03/10/97	Improvements relating to fuel injection apparatus
01-12. 070	JP	*	503452/88	05/04/88	2662007	13/06/97	Improvements relating to fuel injection apparatus
01-12. 070	KR	1	92-700433	05/04/88	?	?	Improvements relating to fuel injection apparatus
01-12. 070	KR	*	88-701589	05/04/88	94401	17/01/96	Improvements relating to fuel injection apparatus
01-12. 070	MX	*	10942	30/03/88	169738	22/07/93	Improvements relating to fuel injection apparatus
01-12. 070	PCT	*	PCT/AU88/00096	05/04/88	(WO 88/07628)	06/10/88	Improvements relating to fuel injection apparatus
01-12. 070	US	RE	789606	24/01/97	RE36768	11/07/00	Improvements relating to fuel injection apparatus
01-12. 071	AU	*	17003/88	15/04/88	607222	09/07/91	Improvements relating to fuel injection systems
01-12. 071	BE	EP	88903744.6	15/04/88	0310652	22/01/92	Improvements relating to fuel injection systems
01-12. 071	BR	*	PI8806989.3	15/04/88	PI8806989.3	28/06/94	Improvements relating to fuel injection systems
01-12. 071	CA	*	564044	13/04/88	1306394	18/08/92	Improvements relating to fuel injection systems
01-12. 071	DE	EP	88903744.6	15/04/88	P3867992.2	22/01/92	Improvements relating to fuel injection systems
01-12. 071	EP	*	88903744.6	15/04/88	0310652	22/01/92	Improvements relating to fuel injection systems
01-12. 071	FR	EP	88903744.6	15/04/88	0310652	22/01/92	Improvements relating to fuel injection systems
01-12. 071	GB	EP	88903744.6	15/04/88	0310652	22/01/92	Improvements relating to fuel injection systems
01-12. 071	IT	EP	88903744.6	15/04/88	0310652	22/01/92	Improvements relating to fuel injection systems
01-12. 071	JP	*	503457/88	15/04/88	2602940	29/01/97	Improvements relating to fuel injection systems
01-12. 071	KR	*	88-701670	15/04/88	87172	21/07/95	Improvements relating to fuel injection systems
01-12. 071	PCT	*	PCT/AU88/00112	15/04/88	(WO 88/08082)	06/10/88	Improvements relating to fuel injection systems

Schedule 1	Page 4 of 17

SCHEDULE 1

UNITED STATES PATENTS AND OTHER PATENTS

Reference Number	Ctry Code	Div.	Application Number	Filing Date	Patent Number	Grant Date	Official Title
01-12. 071	US	*	332841	15/04/88	4936279	26/06/90	Improvements relating to fuel injection systems
01-12. 076	DE	EP	88907559.4	05/09/88	P38711338	13/05/92	Improvements relating to two stroke cycle internal combustion engines
01-12. 076	EP	*	88907559.4	05/09/88	0331698	13/05/92	Improvements relating to two stroke cycle internal combustion engines
01-12. 076	FR	EP	88907559.4	05/09/88	0331698	13/05/92	Improvements relating to two stroke cycle internal combustion engines
01-12. 076	JP	*	507318/88	05/09/88	2650669	16/05/97	Improvements relating to two stroke cycle internal combustion engines
01-12. 076	PCT	*	PCT/AU88/00343	05/09/88	(WO 89/02029)	09/03/89	Improvements relating to two stroke cycle internal combustion engines
01-12. 076	US	*	354402	05/09/88	4924820	15/05/90	Improvements relating to two stroke cycle internal combustion engines
01-12. 077	EP	*	88909277.1	26/10/88	0338055	29/07/92	Improvements relating to internal combustion engines
01-12. 077	FR	EP	88909277.1	26/10/88	0338055	29/07/92	Improvements relating to internal combustion engines
01-12. 077	IT	EP	88909277.1	26/10/88	0338055	29/07/92	Improvements relating to internal combustion engines
01-12. 077	JP	*	508561/88	26/10/88	2818177	21/08/98	Improvements relating to internal combustion engines
01-12. 077	KR	*	89-701166	26/10/88	96178	27/02/96	Improvements relating to internal combustion engines
01-12. 077	PCT	*	PCT/AU88/00415	26/10/88	(WO 89/03929)	05/05/89	Improvements relating to internal combustion engines
01-12. 077	US	*	378513	26/10/88	4938178	03/07/90	Improvements relating to internal combustion engines
01-12. 077	US	RE	782262	15/01/97	?	?	Improvements relating to internal combustion engines
01-12. 081	AU	*	30709/89	24/02/89	612002	21/10/91	Improvements relating to two-fluid fuel injected engines
01-12. 081	BE	*	8900190	24/02/89	8900190	20/11/90	Improvements relating to two-fluid fuel injected engines
01-12. 081	CA	*	591931	23/02/89	1323532	26/10/93	Improvements relating to two-fluid fuel injected engines
01-12. 081	FR	*	8902429	24/02/89	8902429	26/02/93	Improvements relating to two-fluid fuel injected engines
01-12. 081	JP	*	044979/89	23/02/89	2708529	17/10/97	Improvements relating to two-fluid fuel injected engines
01-12. 081	KR	*	89-2244	25/02/89	102610	25/07/96	Improvements relating to two-fluid fuel injected engines
01-12. 081	MX	*	15048	23/02/89	172106	03/12/93	Improvements relating to two-fluid fuel injected engines
01-12. 081	US	*	313831	23/02/89	4926806	22/05/90	Improvements relating to two-fluid fuel injected engines
01-12. 082	AU	*	36205/89	09/06/89	612038	21/10/91	Improvements relating to nozzles for in-cylinder fuel injection systems
01-12. 082	DE	*	3918887.6	07/06/89	?	?	Improvements relating to nozzles for in-cylinder fuel injection systems
01-12. 082	GB	*	8912950.6	06/06/89	2219627	28/10/92	Improvements relating to nozzles for in-cylinder fuel injection systems
01-12. 082	JP	*	148176/89	09/06/89	2768740	10/04/98	Improvements relating to nozzles for in-cylinder fuel injection systems
01-12. 082	US	*	362986	08/06/89	5090625	25/02/92	Improvements relating to nozzles for in-cylinder fuel injection systems
01-12. 084	AU	*	51065/90	19/02/90	647381	12/07/94	Improvements relating to engine air supply systems
01-12. 084	BR	*	PI9007132.8	19/02/90	PI9007132.8	25/06/95	Improvements relating to engine air supply systems
01-12. 084	CA	*	2046346	19/02/90	2046346	26/10/99	Improvements relating to engine air supply systems
01-12. 084	DE	EP	90903301.1	19/02/90	0461129	18/08/99	Improvements relating to engine air supply systems
01-12. 084	EP	*	90903301.1	19/02/90	0461129	18/08/99	Improvements relating to engine air supply systems
01-12. 084	FR	EP	90903301.1	19/02/90	0461129	18/08/99	Improvements relating to engine air supply systems
01-12. 084	JP	*	503571/90	19/02/90	2885936	12/02/99	Improvements relating to engine air supply systems
01-12. 084	KR	*	91-700910	19/02/90	149512	08/06/98	Improvements relating to engine air supply systems
01-12. 084	MX	*	19547	16/02/90	172111	13/12/93	Improvements relating to engine air supply systems
01-12. 084	PCT	*	PCT/AU90/00063	19/02/90	(WO 90/09516)	23/08/90	Improvements relating to engine air supply systems
01-12. 084	PH	*	40066	16/02/90	29864	09/09/96	Improvements relating to engine air supply systems
01-12. 084	US	*	721576	19/02/90	5251597	12/10/93	Improvements relating to engine air supply systems
01-12. 085	EP	*	90903725.1	27/02/90	0460030	25/05/94	Improvements relating to supercharged engines
01-12. 085	JP	*	503850/90	27/02/90	2957269	23/07/99	Improvements relating to supercharged engines
01-12. 085	MX	*	19663	26/02/90	167296	15/03/93	Improvements relating to supercharged engines
01-12. 085	PCT	*	PCT/AU90/00081	27/02/90	(WO 90/10145)	07/09/90	Improvements relating to supercharged engines
01-12. 085	US	*	246922	27/02/90	5477838	26/12/95	Improvements relating to supercharged engines
01-12. 086	AU	*	55445/90	19/04/90	639234	12/11/93	Improvements relating to direct fuel injection systems for internal combustion engines
01-12. 086	BR	*	PI9007313.4	19/04/90	PI9007313.4	31/10/95	Improvements relating to direct fuel injection systems for internal combustion engines
01-12. 086	CA	*	2049923	19/04/90	2049923	16/11/99	Improvements relating to direct fuel injection systems for internal combustion engines
01-12. 086	CZ	*	PV5103-90	19/10/90	281273	15/11/96	Improvements relating to direct fuel injection systems for internal combustion engines
01-12. 086	DE	EP	90906731.6	19/04/90	P690160291	11/01/95	Improvements relating to direct fuel injection systems for internal combustion engines
01-12. 086	EP	*	90906731.6	19/04/90	0487526	11/01/95	Improvements relating to direct fuel injection systems for internal combustion engines
01-12. 086	ES	EP	90906731.6	19/04/90	0487526	11/01/95	Improvements relating to direct fuel injection systems for internal combustion engines
01-12. 086	FR	EP	90906731.6	19/04/90	0487526	11/01/95	Improvements relating to direct fuel injection systems for internal combustion engines
01-12. 086	GB	EP	90906731.6	19/04/90	0487526	11/01/95	Improvements relating to direct fuel injection systems for internal combustion engines
01-12. 086	IN	*	371/DEL/90	16/04/90	177764	05/09/97	Improvements relating to direct fuel injection systems for internal combustion engines
01-12. 086	IT	EP	90906731.6	19/04/90	0487526	11/01/95	Improvements relating to direct fuel injection systems for internal combustion engines
01-12. 086	JP	*	506514/90	19/04/90	2837267	09/10/98	Improvements relating to direct fuel injection systems for internal combustion engines
01-12. 086	KR	*	91701377	19/04/90	141499	20/03/98	Improvements relating to direct fuel injection systems for internal combustion engines
01-12. 086	MX	*	20279	11/04/90	173101	01/02/94	Improvements relating to direct fuel injection systems for internal combustion engines
01-12. 086	MY	*	PI9000615	17/04/90	MY105704A	30/11/94	Improvements relating to direct fuel injection systems for internal combustion engines
01-12. 086	PCT	*	PCT/AU90/00158	19/04/90	(WO 90/12954)	01/11/90	Improvements relating to direct fuel injection systems for internal combustion engines
01-12. 086	TW	*	79103480	27/04/90	59031	11/10/92	Improvements relating to direct fuel injection systems for internal combustion engines
01-12. 086	US	*	768759	19/04/90	5195482	23/03/93	Improvements relating to direct fuel injection systems for internal combustion engines
01-12. 088	AT	EP	90908175.4	21/05/90	0472607	21/07/99	Method of controlling the operation of a solenoid and control device therefor
01-12. 088	AU	*	56672/90	21/05/90	647022	30/06/94	Method of controlling the operation of a solenoid and control device therefor
01-12. 088	BE	EP	90908175.4	21/05/90	0472607	21/07/99	Method of controlling the operation of a solenoid and control device therefor
01-12. 088	BR	*	PI9007384	21/05/90	PI9007384-3	30/05/00	Method of controlling the operation of a solenoid and control device therefor
01-12. 088	CA	*	2058418	21/05/90	2058418	24/10/00	Method of controlling the operation of a solenoid and control device therefor
01-12. 088	DE	EP	90908175.4	21/05/90	0472607	21/07/99	Method of controlling the operation of a solenoid and control device therefor
01-12. 088	EP	*	90908175.4	21/05/90	0472607	21/07/99	Method of controlling the operation of a solenoid and control device therefor
01-12. 088	ES	EP	90908175.4	21/05/90	0472607	21/07/99	Method of controlling the operation of a solenoid and control device therefor

Schedule 1                                                                                       Page 5 of 17

SCHEDULE 1

UNITED STATES PATENTS AND OTHER PATENTS

Reference Number	Ctry Code	Div.	Application Number	Filing Date	Patent Number	Grant Date	Official Title
01-12. 088	FR	EP	90908175.4	21/05/90	0472607	21/07/99	Method of controlling the operation of a solenoid and control device therefor
01-12. 088	IT	EP	90908175.4	21/05/90	0472607	21/07/99	Method of controlling the operation of a solenoid and control device therefor
01-12. 088	JP	*	507681/90	21/05/90	2786332	29/05/98	Method of controlling the operation of a solenoid and control device therefor
01-12. 088	KR	*	91-701620	21/05/90	179987	30/11/98	Method of controlling the operation of a solenoid and control device therefor
01-12. 088	PCT	*	PCT/AU90/00208	21/05/90	(WO 90/14716)	29/11/90	Method of controlling the operation of a solenoid and control device therefor
01-12. 088	SE	EP	90908175.4	21/05/90	0472607	21/07/99	Method of controlling the operation of a solenoid and control device therefor
01-12. 088	US	*	005407	21/05/90	5267545	07/12/93	Method of controlling the operation of a solenoid and control device therefor
01-12. 089	AU	*	58549/90	29/06/90	637115	13/09/93	Improvements relating to internal combustion engine management
01-12. 089	BE	EP	90909584.6	29/06/90	0479833	02/03/94	Improvements relating to internal combustion engine management
01-12. 089	DE	EP	90909584.6	29/06/90	P690071078	02/03/94	Improvements relating to internal combustion engine management
01-12. 089	EP	*	90909584.6	29/06/90	0479833	02/03/94	Improvements relating to internal combustion engine management
01-12. 089	ES	EP	90909584.6	29/06/90	0479833	02/03/94	Improvements relating to internal combustion engine management
01-12. 089	FR	EP	90909584.6	29/06/90	0479833	02/03/94	Improvements relating to internal combustion engine management
01-12. 089	IT	EP	90909584.6	29/06/90	0479833	02/03/94	Improvements relating to internal combustion engine management
01-12. 089	JP	*	509254/90	29/06/90	?	?	Improvements relating to internal combustion engine management
01-12. 089	KR	*	91-701979	29/06/90	151553	19/06/98	Improvements relating to internal combustion engine management
01-12. 089	PCT	*	PCT/AU90/00277	29/06/90	(WO 91/00420)	10/01/91	Improvements relating to internal combustion engine management
01-12. 089	US	*	776297	29/06/90	5163405	17/11/92	Improvements relating to internal combustion engine management
01-12. 090	AU	*	58562/90	29/06/90	638033	11/10/93	Improvements relating to two stoke cycle internal combustion engines
01-12. 090	BE	EP	90909590.3	29/06/90	0479835	19/01/94	Improvements relating to two stoke cycle internal combustion engines
01-12. 090	BR	*	PI9007464.5	29/06/90	PI9007464.5	25/06/95	Improvements relating to two stoke cycle internal combustion engines
01-12. 090	CA	*	2057853	29/06/90	?	?	Improvements relating to two stoke cycle internal combustion engines
01-12. 090	DE	EP	90909590.3	29/06/90	P690062141	19/01/94	Improvements relating to two stoke cycle internal combustion engines
01-12. 090	EP	*	90909590.3	29/06/90	0479835	19/01/94	Improvements relating to two stoke cycle internal combustion engines
01-12. 090	ES	EP	90909590.3	29/06/90	0479835	19/01/94	Improvements relating to two stoke cycle internal combustion engines
01-12. 090	FR	EP	90909590.3	29/06/90	0479835	19/01/94	Improvements relating to two stoke cycle internal combustion engines
01-12. 090	GB	EP	90909590.3	29/06/90	0479835	19/01/94	Improvements relating to two stoke cycle internal combustion engines
01-12. 090	IT	EP	90909590.3	29/06/90	0479835	19/01/94	Improvements relating to two stoke cycle internal combustion engines
01-12. 090	JP	*	509131/90	29/06/90	2804172	17/07/98	Improvements relating to two stoke cycle internal combustion engines
01-12. 090	KR	*	91-701978	29/06/90	139927	06/03/98	Improvements relating to two stoke cycle internal combustion engines
01-12. 090	MX	*	21374	28/06/90	174016	14/04/94	Improvements relating to two stoke cycle internal combustion engines
01-12. 090	PCT	*	PCT/AU90/00276	29/06/90	(WO 91/00422)	10/01/91	Improvements relating to two stoke cycle internal combustion engines
01-12. 090	SE	EP	90909590.3	29/06/90	0479835	19/01/94	Improvements relating to two stoke cycle internal combustion engines
01-12. 090	TW	*	81203683	17/07/90	76726	01/10/92	Improvements relating to two stoke cycle internal combustion engines
01-12. 090	US	*	776294	29/06/90	5209200	11/05/93	Improvements relating to two stoke cycle internal combustion engines
01-12. 091	AT	EP	91902995.9	23/01/91	E131578	13/12/95	Improvements relating to nozzles for fuel injectors
01-12. 091	AT	EP/1	94203499.2	23/01/91	0651154	22/03/00	Improvements relating to nozzles for fuel injectors
01-12. 091	AU	*	71474/91	23/01/91	647770	19/07/94	Improvements relating to nozzles for fuel injectors
01-12. 091	BE	EP	91902995.9	23/01/91	0468009	13/12/95	Improvements relating to nozzles for fuel injectors
01-12. 091	BR	*	PI9105166.5	23/01/91	PI9105166.5	27/05/97	Improvements relating to nozzles for fuel injectors
01-12. 091	CH	EP	91902995.5	23/01/91	0468009	13/12/95	Improvements relating to nozzles for fuel injectors
01-12. 091	CZ	*	PV171-91	25/01/91	282349	30/09/97	Improvements relating to nozzles for fuel injectors
01-12. 091	DE	EP	91902995.9	23/01/91	P69115376.0	13/12/95	Improvements relating to nozzles for fuel injectors
01-12. 091	DE	EP/1	94203499.2	23/01/91	0651154	22/03/00	Improvements relating to nozzles for fuel injectors
01-12. 091	EP	1	94203499.2	23/01/91	0651154	22/03/00	Improvements relating to nozzles for fuel injectors
01-12. 091	EP	*	91902995.9	23/01/91	0468009	13/12/95	Improvements relating to nozzles for fuel injectors
01-12. 091	ES	EP	91902995.9	23/01/91	0468009	13/12/95	Improvements relating to nozzles for fuel injectors
01-12. 091	ES	EP/1	94203499.2	23/01/91	0651154	22/03/00	Improvements relating to nozzles for fuel injectors
01-12. 091	FR	EP	91902995.9	23/01/91	0468009	13/12/95	Improvements relating to nozzles for fuel injectors
01-12. 091	FR	EP/1	94203499.2	23/01/91	0651154	22/03/00	Improvements relating to nozzles for fuel injectors
01-12. 091	GB	EP	91902995.9	23/01/91	0468009	13/12/95	Improvements relating to nozzles for fuel injectors
01-12. 091	GB	EP/1	94203499.2	23/01/91	0651154	22/03/00	Improvements relating to nozzles for fuel injectors
01-12. 091	HU	*	3065/91	23/01/91	208566	11/05/94	Improvements relating to nozzles for fuel injectors
01-12. 091	IN	*	68/DEL/91	23/01/91	180853	05/03/99	Improvements relating to nozzles for fuel injectors
01-12. 091	IT	EP	91902995.9	23/01/91	0468009	13/12/95	Improvements relating to nozzles for fuel injectors
01-12. 091	IT	EP/1	94203499.2	23/01/91	0651154	22/03/00	Improvements relating to nozzles for fuel injectors
01-12. 091	JP	1	053369/99	23/01/91	?	?	Improvements relating to nozzles for fuel injectors
01-12. 091	JP	*	503008/91	23/01/91	3105244	01/09/00	Improvements relating to nozzles for fuel injectors
01-12. 091	KR	*	91-701194	23/01/91	207165	12/04/99	Improvements relating to nozzles for fuel injectors
01-12. 091	NL	EP	91902995.9	23/01/91	0468009	13/12/95	Improvements relating to nozzles for fuel injectors
01-12. 091	PCT	*	PCT/AU91/00027	23/01/91	(WO 91/11609)	08/08/91	Improvements relating to nozzles for fuel injectors
01-12. 091	RU	*	5001949.06	23/01/91	2069788	27/11/96	Improvements relating to nozzles for fuel injectors
01-12. 091	SE	EP	91902995.9	23/01/91	0468009	13/12/95	Improvements relating to nozzles for fuel injectors
01-12. 091	SE	EP/1	94203499.2	23/01/91	0651154	22/03/00	Improvements relating to nozzles for fuel injectors
01-12. 091	TW	*	UM85200199	24/01/91	119633	21/11/96	Improvements relating to nozzles for fuel injectors
01-12. 091	US	1	465272	23/01/91	5685492	11/11/97	Improvements relating to nozzles for fuel injectors
01-12. 091	US	*	402399	23/01/91	5593095	14/01/97	Improvements relating to nozzles for fuel injectors
01-12. 093	AU	*	73049/91	27/02/91	641223	17/01/94	Improvements relating to internal combustion engines
01-12. 093	BR	*	PI9106097.4	27/02/91	PI9106097.4	09/04/97	Improvements relating to internal combustion engines
01-12. 093	CA	*	2076015	27/02/91	2076015	24/10/00	Improvements relating to internal combustion engines
01-12. 093	DE	EP	91904690.4	27/02/91	P691242267	15/01/97	Improvements relating to internal combustion engines

Schedule 1	Page 6 of 17

SCHEDULE 1

UNITED STATES PATENTS AND OTHER PATENTS

Reference Number	Ctry Code	Div.	Application Number	Filing Date	Patent Number	Grant Date	Official Title
01-12. 093	EP	*	91904690.4	27/02/91	0516684	15/01/97	Improvements relating to internal combustion engines
01-12. 093	FR	EP	91904690.4	27/02/91	0516684	15/01/97	Improvements relating to internal combustion engines
01-12. 093	GB	EP	91904690.4	27/02/91	0516684	15/01/97	Improvements relating to internal combustion engines
01-12. 093	HU	*	P9202759	27/02/91	217041	08/02/00	Improvements relating to internal combustion engines
01-12. 093	JP	*	504157/91	27/02/91	3014447	17/12/99	Improvements relating to internal combustion engines
01-12. 093	KR	*	92-702040	27/02/91	207764	13/04/99	Improvements relating to internal combustion engines
01-12. 093	MX	*	24702	26/02/91	178984	31/07/95	Improvements relating to internal combustion engines
01-12. 093	PCT	*	PCT/AU91/00065	27/02/91	(WO 91/13251)	05/09/91	Improvements relating to internal combustion engines
01-12. 093	PL	*	P295864	27/02/91	167652	06/07/95	Improvements relating to internal combustion engines
01-12. 093	RU	*	5052960.06	27/02/91	2065528	20/08/96	Improvements relating to internal combustion engines
01-12. 093	US	*	923781	27/02/91	5245974	21/09/93	Improvements relating to internal combustion engines
01-12. 094	AU	*	73145/91	27/02/91	654475	28/02/95	Improvements relating to internal combustion engines
01-12. 094	BR	*	PI9106096.6	27/02/91	PI9106096.6	03/11/99	Improvements relating to internal combustion engines
01-12. 094	CA	*	2075939	27/02/91	2075939	24/10/00	Improvements relating to internal combustion engines
01-12. 094	DE	EP	91904829.8	27/02/91	P69124227.5	15/01/97	Improvements relating to internal combustion engines
01-12. 094	EP	*	91904829.8	27/02/91	0516692	15/01/97	Improvements relating to internal combustion engines
01-12. 094	FR	EP	91904829.8	27/02/91	0516692	15/01/97	Improvements relating to internal combustion engines
01-12. 094	GB	EP	91904829.8	27/02/91	0516692	15/01/97	Improvements relating to internal combustion engines
01-12. 094	HU	*	P9202632	27/02/91	212382	08/10/96	Improvements relating to internal combustion engines
01-12. 094	IT	EP	91904829.8	27/02/91	0516692	15/01/97	Improvements relating to internal combustion engines
01-12. 094	JP	*	504576/91	27/02/91	?	?	Improvements relating to internal combustion engines
01-12. 094	KR	*	92702041	27/02/91	165839	19/09/98	Improvements relating to internal combustion engines
01-12. 094	PCT	*	PCT/AU91/00066	27/02/91	(WO 91/13247)	05/09/91	Improvements relating to internal combustion engines
01-12. 094	RU	*	5053031.06	27/02/91	2068108	20/10/96	Improvements relating to internal combustion engines
01-12. 094	US	*	916878	27/02/91	5265418	30/11/93	Improvements relating to internal combustion engines
01-12. 095	AT	EP	91920514.6	15/11/91	E176519	03/02/99	Method of controlling fuel supply to an engine
01-12. 095	AU	*	89413/91	15/11/91	662499	28/02/95	Method of controlling fuel supply to an engine
01.12. 095	BE	EP	91920514.6	15/11/91	0557395	03/02/99	Method of controlling fuel supply to an engine
01-12. 095	BR	*	PI9107077.5	15/11/91	PI91070775	08/09/99	Method of controlling fuel supply to an engine
01-12. 095	CA	*	2095519	15/11/91	?	?	Method of controlling fuel supply to an engine
01-12. 095	CN	*	91111931	15/11/91	41603	27/06/98	Method of controlling fuel supply to an engine
01-12. 095	CZ	*	PV84493	15/11/91	?	?	Method of controlling fuel supply to an engine
01-12. 095	EP	*	91920514.6	15/11/91	0557395	03/02/99	Method of controlling fuel supply to an engine
01-12. 095	ES	EP	91920514.6	15/11/91	0557395	03/02/99	Method of controlling fuel supply to an engine
01-12. 095	FR	EP	91920514.6	15/11/91	0557395	03/02/99	Method of controlling fuel supply to an engine
01-12. 095	IN	*	1101/DEL/91	15/11/91	?	?	Method of controlling fuel supply to an engine
01-12. 095	IT	EP	91920514.6	15/11/91	0557395	03/02/99	Method of controlling fuel supply to an engine
01-12. 095	JP	*	500184/92	15/11/91	?	?	Method of controlling fuel supply to an engine
01-12. 095	KR	*	93-701445	15/11/91	202805	22/03/99	Method of controlling fuel supply to an engine
01-12. 095	MX	*	9102083	15/11/91	182085	12/07/96	Method of controlling fuel supply to an engine
01-12. 095	PCT	*	PCT/AU91/00524	15/11/91	(WO 92/08891)	29/05/92	Method of controlling fuel supply to an engine
01-12. 095	TW	1	82102943	15/11/91	NI-68081	01/10/94	Method of controlling fuel supply to an engine
01-12. 095	US	*	412205	15/11/91	5531206	02/07/96	Method of controlling fuel supply to an engine
01-12. 096	AU	*	11700/92	14/01/92	665344	23/04/96	Improvements relating to internal combustion engines
01-12. 096	BE	EP	92903287.8	14/01/92	0567525	20/05/98	Improvements relating to internal combustion engines
01-12. 096	BR	*	PI9205424.2	14/01/92	?	?	Improvements relating to internal combustion engines
01-12. 096	CA	*	2099983	14/01/92	2099983	30/05/00	Improvements relating to internal combustion engines
01-12. 096	CZ		PV135393	14/01/92	285395	23/08/99	Improvements relating to internal combustion engines
01-12. 096	DE	EP	92903287.8	14/01/92	P69225582.6	20/05/98	Improvements relating to internal combustion engines
01-12. 096	EP	*	92903287.8	14/01/92	0567525	20/05/98	Improvements relating to internal combustion engines
01-12. 096	FR	EP	92903287.8	14/01/92	0567525	20/05/98	Improvements relating to internal combustion engines
01-12. 096	JP	*	503442/92	14/01/92	?	?	Improvements relating to internal combustion engines
01-12. 096	KR	*	93702115	14/01/92	169503	12/10/98	Improvements relating to internal combustion engines
01-12. 096	PCT	*	PCT/AU92/00014	14/01/92	(WO 92/12339)	23/07/92	Improvements relating to internal combustion engines
01-12. 096	RU		93051525	14/01/92	2090771	20/09/97	Improvements relating to internal combustion engines
01-12. 096	US	1	475346	14/01/92	5588415	31/12/96	Improvements relating to internal combustion engines
01-12. 096	US	*	087712	14/01/92	5427083	27/06/95	Improvements relating to internal combustion engines
01-12. 097	CN	*	92101910.6	21/02/92	92101910.6	26/07/96	Improvements relating to two stroke cycle internal combustion engines
01-12. 097	DE	EP	929051464	21/02/92	P69213219.8	28/08/96	Improvements relating to two stroke cycle internal combustion engines
01-12. 097	EP	*	929051464	21/02/92	0572477	28/08/96	Improvements relating to two stroke cycle internal combustion engines
01-12. 097	FR	EP	929051464	21/02/92	0572477	28/08/96	Improvements relating to two stroke cycle internal combustion engines
01-12. 097	IT	EP	929051464	21/02/92	0572477	28/08/96	Improvements relating to two stroke cycle internal combustion engines
01-12. 097	JP	*	504798/92	21/02/92	3088458	14/07/00	Improvements relating to two stroke cycle internal combustion engines
01-12. 097	KR	*	93-702486	21/02/92	262232	28/04/00	Improvements relating to two stroke cycle internal combustion engines
01-12. 097	MX	*	9200702	20/02/92	179225	18/08/95	Improvements relating to two stroke cycle internal combustion engines
01-12. 097	PCT	*	PCT/AU92/00070	21/02/92	(WO 92/14920)	03/09/92	Improvements relating to two stroke cycle internal combustion engines
01-12. 097	TW	*	81101303	21/02/92	58429	11/09/92	Improvements relating to two stroke cycle internal combustion engines
01-12. 097	US	*	104092	21/02/92	5441019	15/08/95	Improvements relating to two stroke cycle internal combustion engines
01-12. 098	CA	*	2105058	20/03/92	?	?	Improvements relating to multi cylinder two stroke cycle internal combustion engines
01-12. 098	EP	*	92906922.7	20/03/92	0576518	03/01/96	Improvements relating to multi cylinder two stroke cycle internal combustion engines
01-12. 098	MX	*	9201242	20/03/92	174961	24/06/94	Improvements relating to multi cylinder two stroke cycle internal combustion engines

Schedule 1	Page 7 of 17

SCHEDULE 1

UNITED STATES PATENTS AND OTHER PATENTS

Reference Number	Ctry Code	Div.	Application Number	Filing Date	Patent Number	Grant Date	Official Title
01-12. 098	PCT	*	PCT/AU92/00119	20/03/92	(WO 92/16726)	01/10/92	Improvements relating to multi cylinder two stroke cycle internal combustion engines
01-12. 098	US	*	107831	20/03/92	5377630	03/01/95	Improvements relating to multi cylinder two stroke cycle internal combustion engines
01-12. 099	AT	EP	92910223.4	14/05/92	E163070	04/02/98	Improvements relating to fuel systems for fuel injected internal combustion engines
01-12. 099	AU	*	16897/92	14/05/92	656187	25/05/95	Improvements relating to fuel systems for fuel injected internal combustion engines
01-12. 099	BE	EP	92910223.4	14/05/92	0690954	04/02/98	Improvements relating to fuel systems for fuel injected internal combustion engines
01-12. 099	BR	*	PI9205998.8	14/05/92	PI9205998	11/01/00	Improvements relating to fuel systems for fuel injected internal combustion engines
01-12. 099	CA	*	2108667	14/05/92	?	?	Improvements relating to fuel systems for fuel injected internal combustion engines
01-12. 099	CN	*	92104399.6	15/05/92	37662	04/07/97	Improvements relating to fuel systems for fuel injected internal combustion engines
01-12. 099	DE	EP	92910223.4	14/05/92	0690954	04/02/98	Improvements relating to fuel systems for fuel injected internal combustion engines
01-12. 099	EP	*	92910223.4	14/05/92	0690954	04/02/98	Improvements relating to fuel systems for fuel injected internal combustion engines
01-12. 099	ES	EP	92910223.4	14/05/92	0690954	04/02/98	Improvements relating to fuel systems for fuel injected internal combustion engines
01-12. 099	FR	EP	92910223.4	14/05/92	0690954	04/02/98	Improvements relating to fuel systems for fuel injected internal combustion engines
01-12. 099	GB	EP	92910223.4	14/05/92	0690954	04/02/98	Improvements relating to fuel systems for fuel injected internal combustion engines
01-12. 099	IT	EP	92910223.4	14/05/92	0690954	04/02/98	Improvements relating to fuel systems for fuel injected internal combustion engines
01-12. 099	JP	*	510084/92	14/05/92	?	?	Improvements relating to fuel systems for fuel injected internal combustion engines
01-12. 099	KR	*	93-703398	14/05/92	207976	14/04/99	Improvements relating to fuel systems for fuel injected internal combustion engines
01-12. 099	MX	*	9202298	15/05/92	178939	27/07/95	Improvements relating to fuel systems for fuel injected internal combustion engines
01-12. 099	NL	EP	92910223.4	14/05/92	0690954	04/02/98	Improvements relating to fuel systems for fuel injected internal combustion engines
01-12. 099	PCT	*	PCT/AU92/00216	14/05/92	(WO 92/20915)	26/11/92	Improvements relating to fuel systems for fuel injected internal combustion engines
01-12. 099	RU	*	93058469.0	14/05/92	2104407	10/02/98	Improvements relating to fuel systems for fuel injected internal combustion engines
01-12. 099	SE	EP	92910223.4	14/05/92	0690954	04/02/98	Improvements relating to fuel systems for fuel injected internal combustion engines
01-12. 099	TW	*	81103804	15/05/92	65708	11/04/94	Improvements relating to fuel systems for fuel injected internal combustion engines
01-12. 099	US	*	129122	14/05/92	5477833	26/12/95	Improvements relating to fuel systems for fuel injected internal combustion engines
01-12. 100	CN	*	921059280	20/06/92	31785	22/07/95	A method and apparatus for metering oil for a two stroke cycle internal combustion engine
01-12. 100	EP	*	929139038	19/06/92	0590041	09/04/97	A method and apparatus for metering oil for a two stroke cycle internal combustion engine
01-12. 100	ES	EP	929139038	19/06/92	0590041	09/04/97	A method and apparatus for metering oil for a two stroke cycle internal combustion engine
01-12. 100	FR	EP	929139038	19/06/92	0590041	09/04/97	A method and apparatus for metering oil for a two stroke cycle internal combustion engine
01-12. 100	IN	*	538/DEL/92	19/06/92	?	?	A method and apparatus for metering oil for a two stroke cycle internal combustion engine
01-12. 100	IT	EP	929139038	19/06/92	0590041	09/04/97	A method and apparatus for metering oil for a two stroke cycle internal combustion engine
01-12. 100	MX	*	923047	19/06/92	179602	27/09/95	A method and apparatus for metering oil for a two stroke cycle internal combustion engine
01-12. 100	PCT	*	PCT/AU92/00301	19/06/92	(WO 93/00502)	07/01/93	A method and apparatus for metering oil for a two stroke cycle internal combustion engine
01-12. 100	PH	*	44533	19/06/92	29540	01/04/96	A method and apparatus for metering oil for a two stroke cycle internal combustion engine
01-12. 100	TW	*	81104862	20/06/92	NI-84745	21/12/96	A method and apparatus for metering oil for a two stroke cycle internal combustion engine
01-12. 100	US	*	133166	19/06/92	5377637	03/01/95	A method and apparatus for metering oil for a two stroke cycle internal combustion engine
01-12. 101	AT	EP	929150027	01/07/92	E134023	07/02/96	Improved multi-cylinder two stroke cycle internal combustion engine
01-12. 101	BE	EP	929150027	01/07/92	0592565	07/02/96	Improved multi-cylinder two stroke cycle internal combustion engine
01-12. 101	DE	EP	929150027	01/07/92	692082549	07/02/96	Improved multi-cylinder two stroke cycle internal combustion engine
01-12. 101	EP	*	929150027	01/07/92	0592565	07/02/96	Improved multi-cylinder two stroke cycle internal combustion engine
01-12. 101	FR	EP	929150027	01/07/92	0592565	07/02/96	Improved multi-cylinder two stroke cycle internal combustion engine
01-12. 101	IT	EP	929150027	01/07/92	0592565	07/02/96	Improved multi-cylinder two stroke cycle internal combustion engine
01-12. 101	JP	*	501203/93	01/07/92	?	?	Improved multi-cylinder two stroke cycle internal combustion engine
01-12. 101	KR	*	93704087	01/07/92	257949	07/03/00	Improved multi-cylinder two stroke cycle internal combustion engine
01-12. 101	MX	*	923868	01/07/92	177924	08/05/95	Improved multi-cylinder two stroke cycle internal combustion engine
01-12. 101	PCT	*	PCT/AU92/00323	01/07/92	(WO 93/01402)	21/01/93	Improved multi-cylinder two stroke cycle internal combustion engine
01-12. 101	US	*	142480	01/07/92	5379731	10/01/95	Improved multi-cylinder two stroke cycle internal combustion engine
01-12. 102	AU	*	28090/92	20/10/92	668112	13/08/96	A method and apparatus for metering fuel for delivery to an internal combustion engine
01-12. 102	BR	*	PI9206557.0	20/10/92	PI9206557	24/11/98	A method and apparatus for metering fuel for delivery to an internal combustion engine
01-12. 102	CN	*	92112816.9	20/10/92	45105	09/01/99	A method and apparatus for metering fuel for delivery to an internal combustion engine
01-12. 102	EP	*	92921728.9	20/10/92	0609311	13/05/98	A method and apparatus for metering fuel for delivery to an internal combustion engine
01-12. 102	ES	EP	92921728.9	20/10/92	0609311	13/05/98	A method and apparatus for metering fuel for delivery to an internal combustion engine
01-12. 102	FR	EP	92921728.9	20/10/92	0609311	13/05/98	A method and apparatus for metering fuel for delivery to an internal combustion engine
01-12. 102	ID	*	P-004876	21/10/92	0001966	05/09/97	A method and apparatus for metering fuel for delivery to an internal combustion engine
01-12. 102	IN	*	960/DEL/92	21/10/92	?	?	A method and apparatus for metering fuel for delivery to an internal combustion engine
01-12. 102	JP	*	507290/93	20/10/92	?	?	A method and apparatus for metering fuel for delivery to an internal combustion engine
01-12. 102	MX	*	926044	21/10/92	179290	24/08/95	A method and apparatus for metering fuel for delivery to an internal combustion engine
01-12. 102	PCT	*	PCT/AU92/00561	20/10/92	(WO 93/08393)	29/04/93	A method and apparatus for metering fuel for delivery to an internal combustion engine
01-12. 102	PH	*	45141	21/10/92	29878	09/09/96	A method and apparatus for metering fuel for delivery to an internal combustion engine
01-12. 102	PL	*	P302911	20/10/92	171299	11/07/97	A method and apparatus for metering fuel for delivery to an internal combustion engine
01-12. 102	RU	*	94019339.00	20/10/92	2102619	20/01/98	A method and apparatus for metering fuel for delivery to an internal combustion engine
01-12. 102	TW	*	81108358	20/10/92	62646	01/07/93	A method and apparatus for metering fuel for delivery to an internal combustion engine
01-12. 102	US	*	302773	20/10/92	5483944	16/01/96	A method and apparatus for metering fuel for delivery to an internal combustion engine
01-12. 104	AT	EP	93903721.4	11/02/93	E165141	15/04/98	Improvements relating to air fuel ratio control
01-12. 104	AU	*	34862/93	11/02/93	0673154	18/02/97	Improvements relating to air fuel ratio control
01-12. 104	BR	*	PI9305867.5	11/02/93	?	?	Improvements relating to air fuel ratio control
01-12. 104	CA	*	2128782	11/02/93	?	?	Improvements relating to air fuel ratio control
01-12. 104	CN	*	93101449.2	11/02/93	44082	09/01/99	Improvements relating to air fuel ratio control
01-12. 104	DE	EP	93903721.4	11/02/93	69318012.9	15/04/98	Improvements relating to air fuel ratio control
01-12. 104	EP	*	93903721.4	11/02/93	0626037	15/04/98	Improvements relating to air fuel ratio control
01-12. 104	FR	EP	93903721.4	11/02/93	0626037	15/04/98	Improvements relating to air fuel ratio control
01-12. 104	GB	EP	93903721.4	11/02/93	0626037	15/04/98	Improvements relating to air fuel ratio control
01-12. 104	IN	*	117/DEL/93	11/02/93	?	?	Improvements relating to air fuel ratio control

Schedule 1	Page 8 of 17

SCHEDULE 1

UNITED STATES PATENTS AND OTHER PATENTS

Reference Number	Ctry Code	Div.	Application Number	Filing Date	Patent Number	Grant Date	Official Title
01-12. 104	IT	EP	93903721.4	11/02/93	0626037	15/04/98	Improvements relating to air fuel ratio control
01-12. 104	JP	*	513580/93	11/02/93	?	?	Improvements relating to air fuel ratio control
01-12. 104	KR	*	94702671	11/02/93	?	?	Improvements relating to air fuel ratio control
01-12. 104	MX	*	930743	11/02/93	182169	19/07/96	Improvements relating to air fuel ratio control
01-12. 104	PCT	*	PCT/AU93/00058	11/02/93	(WO 93/16278)	19/08/93	Improvements relating to air fuel ratio control
01-12. 104	PH	*	45706	10/02/93	30377	15/04/97	Improvements relating to air fuel ratio control
01-12. 104	RU	*	94041740.00	11/02/93	2108475	10/04/98	Improvements relating to air fuel ratio control
01-12. 104	SE	EP	93903721.4	11/02/93	0626037	15/04/98	Improvements relating to air fuel ratio control
01-12. 104	TW	*	82101787	10/03/93	63555	01/09/93	Improvements relating to air fuel ratio control
01-12. 104	US	*	284432	11/02/93	5540205	30/07/96	Improvements relating to air fuel ratio control
01-12. 106	AT	EP	93905091.0	17/02/93	E172276	14/10/98	Fuel injector nozzles
01-12. 106	AU	*	36453/93	17/02/93	672391	22/01/97	Fuel injector nozzles
01-12. 106	BE	EP	93905091.0	17/02/93	0680559	14/10/98	Fuel injector nozzles
01-12. 106	BR	*	PI9305898.5	17/02/93	?	?	Fuel injector nozzles
01-12. 106	CA	*	2128426	17/02/93	?	?	Fuel injector nozzles
01-12. 106	CN	*	93102697	17/02/93	35955	20/12/96	Fuel injector nozzles
01-12. 106	DE	EP	93905091.0	17/02/93	693216115	14/10/98	Fuel injector nozzles
01-12. 106	EP	*	93905091.0	17/02/93	0680559	14/10/98	Fuel injector nozzles
01-12. 106	ES	EP	93905091.0	17/02/93	0680559	14/10/98	Fuel injector nozzles
01-12. 106	FR	EP	93905091.0	17/02/93	0680559	14/10/98	Fuel injector nozzles
01-12. 106	GB	EP	93905091.0	17/02/93	0680559	14/10/98	Fuel injector nozzles
01-12. 106	ID	*	P-005840	13/04/93	ID0002078	17/10/97	Fuel injector nozzles
01-12. 106	IN	*	152/DEL/93	17/02/93	?	?	Fuel injector nozzles
01-12. 106	IT	EP	93905091.0	17/02/93	0680559	14/10/98	Fuel injector nozzles
01-12. 106	JP	*	513612/93	17/02/93	?	?	Fuel injector nozzles
01-12. 106	KR	*	94702814	17/02/93	?	?	Fuel injector nozzles
01-12. 106	MX	*	930856	17/02/93	182057	08/07/96	Fuel injector nozzles
01-12. 106	NL	EP	93905092.0	17/02/93	0680559	14/10/98	Fuel injector nozzles
01-12. 106	PCT	*	PCT/AU93/00074	17/02/93	(WO 93/16282)	19/08/93	Fuel injector nozzles
01-12. 106	PH	*	45735	17/02/93	30376	15/04/97	Fuel injector nozzles
01-12. 106	RU	*	94038224.00	17/02/93	2102626	20/01/98	Fuel injector nozzles
01-12. 106	SE	EP	93905091.0	17/02/93	0680559	14/10/98	Fuel injector nozzles
01-12. 106	TW	*	82101111	17/02/93	71439	11/05/95	Fuel injector nozzles
01-12. 106	US	*	256356	17/02/93	5551638	03/09/96	Fuel injector nozzles
01-12. 107	AU	*	35647/93	01/04/93	664600	12/03/96	Improved multi-conductor terminal assembly
01-12. 107	DE	*	P43110010	01/04/93	?	?	Improved multi-conductor terminal assembly
01-12. 107	GB	*	93067973	01/04/93	2266415	06/12/95	Improved multi-conductor terminal assembly
01-12. 107	JP	*	7591093	01/04/93	?	?	Improved multi-conductor terminal assembly
01-12. 107	US	1	372370	02/04/93	5516309	14/05/96	Improved multi-conductor terminal assembly
01-12. 107	US	*	041980	02/04/93	5403211	04/04/95	Improved multi-conductor terminal assembly
01-12. 108	AU	*	40517/93	14/05/93	682468	29/01/98	Improvements relating to internal combustion engines
01-12. 108	CN	*	93107006.6	15/05/93	44050	09/01/99	Improvements relating to internal combustion engines
01-12. 108	DE	EP	93909671.5	14/05/93	0640178	08/09/99	Improvements relating to internal combustion engines
01-12. 108	EP	*	93909671.5	14/05/93	0640178	08/09/99	Improvements relating to internal combustion engines
01-12. 108	FR	EP	93909671.5	14/05/93	0640178	08/09/99	Improvements relating to internal combustion engines
01-12. 108	GB	EP	93909671.5	14/05/93	0640178	08/09/99	Improvements relating to internal combustion engines
01-12. 108	IN	*	492/DEL/93	14/05/93	?	?	Improvements relating to internal combustion engines
01-12. 108	IT	EP	93909671.5	14/05/93	0640178	08/09/99	Improvements relating to internal combustion engines
01-12. 108	JP	*	519712/93	14/05/93	?	?	Improvements relating to internal combustion engines
01-12. 108	KR	*	94704029	14/05/93	?	?	Improvements relating to internal combustion engines
01-12. 108	MX	*	932837	14/05/93	183189	08/11/96	Improvements relating to internal combustion engines
01-12. 108	PCT	*	PCT/AU93/00222	14/05/93	(WO 93/23668)	25/11/93	Improvements relating to internal combustion engines
01-12. 108	PL	*	P306090	14/05/93	172842	14/07/97	Improvements relating to internal combustion engines
01-12. 108	RU	*	94046055	14/05/93	2109976	27/04/98	Improvements relating to internal combustion engines
01-12. 108	TW	*	82103804	14/05/93	NI-71599	01/01/95	Improvements relating to internal combustion engines
01-12. 108	US	*	331487	14/05/93	5546902	20/08/96	Improvements relating to internal combustion engines
01-12. 109	US	*	080235	23/06/93	5392828	28/02/95	Improved oil reservoir for internal combustion engines
01-12. 110	AU	*	49335/93	20/08/93	679933	06/11/97	Improvements to regenerative pumps
01-12. 110	BR	*	PI93069235	20/08/93	PI93069235	25/07/00	Improvements to regenerative pumps
01-12. 110	MX	*	935068	20/08/93	190273	09/11/98	Improvements to regenerative pumps
01-12. 110	PCT	*	PCT/AU93/00428	20/08/93	(WO 94/04826)	03/03/94	Improvements to regenerative pumps
01-12. 110	TW	*	82106747	20/08/93	72022	21/06/95	Improvements to regenerative pumps
01-12. 110	US	*	351317	20/08/93	5527150	18/06/96	Improvements to regenerative pumps
01-12. 111	AT	EP	94902555.5	20/12/93	E194210	28/06/00	Capacitive ignition system for internal combustion engines
01-12. 111	AU	*	56894/94	20/12/93	681368	18/12/97	Capacitive ignition system for internal combustion engines
01-12. 111	CA	*	2149435	20/12/93	?	?	Capacitive ignition system for internal combustion engines
01-12. 111	CN	*	93119888.7	24/12/93	51654	10/12/99	Capacitive ignition system for internal combustion engines
01-12. 111	EP	*	94902555.5	20/12/93	0676007	28/06/00	Capacitive ignition system for internal combustion engines
01-12. 111	ES	EP	94902555.5	20/12/93	0676007	28/06/00	Capacitive ignition system for internal combustion engines
01-12. 111	FR	EP	94902555.5	20/12/93	0676007	28/06/00	Capacitive ignition system for internal combustion engines
01-12. 111	ID	*	P007322	21/12/93	ID0004252	13/09/99	Capacitive ignition system for internal combustion engines

Schedule 1	Page 9 of 17

SCHEDULE 1

UNITED STATES PATENTS AND OTHER PATENTS

Reference Number		Ctry Code	Div.	Application Number	Filing Date	Patent Number	Grant Date	Official Title
01-12.	111	IN	*	1443/DEL/93	22/12/93	?	?	Capacitive ignition system for internal combustion engines
01-12.	111	IT	EP	94902555.5	20/12/93	0676007	28/06/00	Capacitive ignition system for internal combustion engines
01-12.	111	KR	*	95702607	20/12/93	?	?	Capacitive ignition system for internal combustion engines
01-12.	111	MY	*	PI9302802	22/12/93	MY109559A	28/02/97	Capacitive ignition system for internal combustion engines
01-12.	111	PCT	*	PCT/AU93/00664	20/12/93	(WO 94/15094)	07/07/94	Capacitive ignition system for internal combustion engines
01-12.	111	PH	*	47520	21/12/93	?	?	Capacitive ignition system for internal combustion engines
01-12.	111	RU	*	95113466.00	20/12/93	2134816	20/08/99	Capacitive ignition system for internal combustion engines
01-12.	111	TW	*	82110940	23/12/93	NI-75981	01/01/96	Capacitive ignition system for internal combustion engines
01-12.	111	US	*	783302	20/12/93	6009864	04/01/00	Capacitive ignition system for internal combustion engines
01-12.	112	BR	*	PI9406635.3	04/01/94	?	?	Improvements relating to controlling emissions of two stroke cycle internal combustion engines
01-12.	112	CN	*	94190864.X	04/01/94	?	?	Improvements relating to controlling emissions of two stroke cycle internal combustion engines
01-12.	112	EP	*	94904098.4	04/01/94	0682743	26/05/99	Improvements relating to controlling emissions of two stroke cycle internal combustion engines
01-12.	112	FR	EP	94904098.4	04/01/94	0682743	26/05/99	Improvements relating to controlling emissions of two stroke cycle internal combustion engines
01-12.	112	IT	EP	94904098.4	04/01/94	0682743	26/05/99	Improvements relating to controlling emissions of two stroke cycle internal combustion engines
01-12.	112	PCT	*	PCT/AU94/00009	04/01/94	(WO 94/16207)	21/07/94	Improvements relating to controlling emissions of two stroke cycle internal combustion engines
01-12.	112	TW	*	82111229	31/12/93	77637	01/04/96	Improvements relating to controlling emissions of two stroke cycle internal combustion engines
01-12.	112	US	*	466737	04/01/94	5558070	24/09/96	Improvements relating to controlling emissions of two stroke cycle internal combustion engines
01-12.	113	CA	*	2151595	24/01/94	?	?	Method of operating an internal combustion engine
01-12.	113	CN	*	94190841	24/01/94	56862	17/03/00	Method of operating an internal combustion engine
01-12.	113	DE	EP	94904919.1	24/01/94	0680550	03/11/99	Method of operating an internal combustion engine
01-12.	113	EP	*	94904919.1	24/01/94	0680550	03/11/99	Method of operating an internal combustion engine
01-12.	113	ES	EP	94904919.1	24/01/94	0680550	03/11/99	Method of operating an internal combustion engine
01-12.	113	FR	EP	94904919.1	24/01/94	0680550	03/11/99	Method of operating an internal combustion engine
01-12.	113	GB	EP	94904919.1	24/01/94	0680550	03/11/99	Method of operating an internal combustion engine
01-12.	113	ID	*	P940135	25/01/94	0002455	04/03/98	Method of operating an internal combustion engine
01-12.	113	IT	EP	94904919.1	24/01/94	0680550	03/11/99	Method of operating an internal combustion engine
01-12.	113	JP	*	513526/94	24/01/94	?	?	Method of operating an internal combustion engine
01-12.	113	KR	*	95703099	24/01/94	?	?	Method of operating an internal combustion engine
01-12.	113	MX	*	940642	24/01/94	191473	17/03/99	Method of operating an internal combustion engine
01-12.	113	NL	EP	94904919.1	24/01/94	0680550	03/11/99	Method of operating an internal combustion engine
01-12.	113	PCT	*	PCT/AU94/00028	24/01/94	(WO 94/17293)	04/08/94	Method of operating an internal combustion engine
01-12.	113	SE	EP	94904919.1	24/01/94	0680550	03/11/99	Method of operating an internal combustion engine
01-12.	113	TW	*	83100575	24/01/94	68921	01/12/94	Method of operating an internal combustion engine
01-12.	113	US	*	446739	24/01/94	5655365	12/08/97	Method of operating an internal combustion engine
01-12.	115	AU	*	65608/94	22/04/94	682507	29/01/98	Improved fuel injected internal combustion engine
01-12.	115	BR	*	PI9406326.5	22/04/94	?	?	Improved fuel injected internal combustion engine
01-12.	115	CA	*	2159608	22/04/94	?	?	Improved fuel injected internal combustion engine
01-12.	115	CN	*	94191628.6	22/04/94	49550	02/10/99	Improved fuel injected internal combustion engine
01-12.	115	CZ	*	PV253795	22/04/94	287337	28/08/00	Improved fuel injected internal combustion engine
01-12.	115	EP	*	94913452.2	22/04/94	0701654	02/12/98	Improved fuel injected internal combustion engine
01-12.	115	IN	*	519/DEL/94	28/04/94	?	?	Improved fuel injected internal combustion engine
01-12.	115	IT	EP	94913452.2	22/04/94	0701654	02/12/98	Improved fuel injected internal combustion engine
01-12.	115	JP	*	523662/94	22/04/94	?	?	Improved fuel injected internal combustion engine
01-12.	115	MY	*	PI9401048	28/04/94	?	?	Improved fuel injected internal combustion engine
01-12.	115	PCT	*	PCT/AU94/00210	22/04/94	(WO 94/25742)	10/11/94	Improved fuel injected internal combustion engine
01-12.	115	PH	*	48139	25/04/94	31185	24/04/98	Improved fuel injected internal combustion engine
01-12.	115	SE	EP	94913452.2	22/04/94	0701654	02/12/98	Improved fuel injected internal combustion engine
01-12.	115	TW	*	83103853	28/04/94	93879	11/04/98	Improved fuel injected internal combustion engine
01-12.	115	US	*	525660	22/04/94	5622155	22/04/97	Improved fuel injected internal combustion engine
01-12.	115	VN	*	S-1361/95	29/08/95	688	19/10/98	Improved fuel injected internal combustion engine
01-12.	116	AU	*	66410/94	10/05/94	683059	19/02/98	Improvements relating to the induction system of internal combustion engines
01-12.	116	BR	*	PI94063290	10/05/94	PI94063290	24/08/99	Improvements relating to the induction system of internal combustion engines
01-12.	116	CA	*	2160687	10/05/94	?	?	Improvements relating to the induction system of internal combustion engines
01-12.	116	CN	*	94191779.7	10/05/94	54503	26/02/00	Improvements relating to the induction system of internal combustion engines
01-12.	116	DE	EP	94914977.7	10/05/94	69419913.3	04/08/99	Improvements relating to the induction system of internal combustion engines
01-12.	116	EP	*	94914977.7	10/05/94	0698181	04/08/99	Improvements relating to the induction system of internal combustion engines
01-12.	116	FR	EP	94914977.7	10/05/94	0698181	04/08/99	Improvements relating to the induction system of internal combustion engines
01-12.	116	JP	*	524731/94	10/05/94	?	?	Improvements relating to the induction system of internal combustion engines
01-12.	116	MX	*	943563	13/05/94	190821	05/01/99	Improvements relating to the induction system of internal combustion engines
01-12.	116	MY	*	PI9401180	11/05/94	MY110272A	31/03/98	Improvements relating to the induction system of internal combustion engines
01-12.	116	PCT	*	PCT/AU94/00240	10/05/94	(WO 94/27037)	24/11/94	Improvements relating to the induction system of internal combustion engines
01-12.	116	US	*	530375	10/05/94	5560328	01/10/96	Improvements relating to the induction system of internal combustion engines
01-12.	117	PCT	*	PCT/AU94/00270	25/05/94	(WO 94/28300)	08/12/94	Improvements relating to controlling emissions of internal combustion engines
01-12.	118	PCT	*	PCT/AU94/00288	31/05/94	(WO 94/28299)	08/12/94	Improvements relating to controlling emissions of two stroke cycle internal combustion engines
01-12.	120	AU	*	70637/94	29/06/94	683666	12/03/98	Improvements relating to engine air supply systems
01-12.	120	BR	*	PI9407115.2	29/06/94	PI94071152	04/04/00	Improvements relating to engine air supply systems
01-12.	120	CA	*	2164205	29/06/94	?	?	Improvements relating to engine air supply systems
01-12.	120	CN	*	94191702.9	29/06/94	50749	06/11/99	Improvements relating to engine air supply systems
01-12.	120	DE	EP	949194716	29/06/94	?	?	Improvements relating to engine air supply systems
01-12.	120	EP	*	949194716	29/06/94	?	?	Improvements relating to engine air supply systems
01-12.	120	FR	EP	949194716	29/06/94	?	?	Improvements relating to engine air supply systems

Schedule 1	Page 10 of 17

SCHEDULE 1

UNITED STATES PATENTS AND OTHER PATENTS

Reference Number			Ctry Code	Div.	Application Number	Filing Date	Patent Number	Grant Date	Official Title

01-12.	120		IT	EP	949194716	29/06/94	?	?	Improvements relating to engine air supply systems
01-12.	120		JP	*	503167/95	29/06/94	?	?	Improvements relating to engine air supply systems
01-12.	120		KR	*	95705383	29/06/94	?	?	Improvements relating to engine air supply systems
01-12.	120		MX	*	944931	29/06/94	944931	22/04/99	Improvements relating to engine air supply systems
01-12.	120		PCT	*	PCT/AU94/00360	29/06/94	(WO 95/01502)	12/01/95	Improvements relating to engine air supply systems
01-12.	120		TW	*	83105895	29/06/94	NI-84389	21/01/97	Improvements relating to engine air supply systems
01-12.	120		US	*	549766	29/06/94	5606951	04/03/97	Improvements relating to engine air supply systems
01-12.	122	B	AU	*	70636/94	29/06/94	695443	26/11/98	Improvements relating to the control of knock in two stroke cycle engines
01-12.	122	A	CA	*	2164203	28/06/94	?	?	Improvements relating to the operation of two stroke cycle engines
01-12.	122	B	CA	*	2164204	29/06/94	?	?	Improvements relating to the control of knock in two stroke cycle engines
01-12.	122	B	CN	*	94191948.X	29/06/94	51221	20/11/99	Improvements relating to the control of knock in two stroke cycle engines
01-12.	122	A	DE	EP	94919463.3	28/06/94	P69424868.1	07/06/00	Improvements relating to the operation of two stroke cycle engines
01-12.	122	B	DE	EP	949194708	29/06/94	?	?	Improvements relating to the control of knock in two stroke cycle engines
01-12.	122	A	EP	*	94919463.3	28/06/94	0706610	07/06/00	Improvements relating to the operation of two stroke cycle engines
01-12.	122	B	EP	*	949194708	29/06/94	?	?	Improvements relating to the control of knock in two stroke cycle engines
01-12.	122	B	FR	EP	949194708	29/06/94	?	?	Improvements relating to the control of knock in two stroke cycle engines
01-12.	122	A	GB	EP	94919463.3	28/06/94	0706610	07/06/00	Improvements relating to the operation of two stroke cycle engines
01-12.	122	B	IT	EP	949194708	29/06/94	?	?	Improvements relating to the control of knock in two stroke cycle engines
01-12.	122	A	JP	*	503160/95	28/06/94	?	?	Improvements relating to the operation of two stroke cycle engines
01-12.	122	B	JP	*	503166/95	29/06/94	?	?	Improvements relating to the control of knock in two stroke cycle engines
01-12.	122	A	PCT	*	PCT/AU94/00352	28/06/94	(WO 95/01503)	12/01/95	Improvements relating to the operation of two stroke cycle engines
01-12.	122	B	PCT	*	PCT/AU94/00359	29/06/94	(WO 95/01504)	12/01/95	Improvements relating to the control of knock in two stroke cycle engines
01-12.	122	A	SE	EP	94919463.3	28/06/94	0706610	07/06/00	Improvements relating to the operation of two stroke cycle engines
01-12.	122	B	TW	*	83105973	30/06/94	78547	01/06/96	Improvements relating to the control of knock in two stroke cycle engines
01-12.	122	B	US	*	549764	29/06/94	5709177	20/01/98	Improvements relating to the control of knock in two stroke cycle engines
01-12.	125		AU	*	74541/94	17/08/94	696076	17/12/98	Fuel injector nozzles
01-12.	125		CA	*	2168971	17/08/94	?	?	Fuel injector nozzles
01-12.	125		CN	*	941931145	17/08/94	56851	18/05/00	Fuel injector nozzles
01-12.	125		DE	EP	949241632	17/08/94	?	?	Fuel injector nozzles
01-12.	125		EP	*	949241632	17/08/94	?	?	Fuel injector nozzles
01-12.	125		FR	EP	949241632	17/08/94	?	?	Fuel injector nozzles
01-12.	125		IT	EP	949241632	17/08/94	?	?	Fuel injector nozzles
01-12.	125		JP	*	506650/95	17/08/94	?	?	Fuel injector nozzles
01-12.	125		KR	*	96700915	17/08/94	?	?	Fuel injector nozzles
01-12.	125		PCT	*	PCT/AU94/00483	17/08/94	(WO 95/05537)	23/02/95	Fuel injector nozzles
01-12.	125		PL	*	313034	17/08/94	175378	06/07/99	Fuel injector nozzles
01-12.	125		TW	*	83107542	17/08/94	NI-75914	01/01/96	Fuel injector nozzles
01-12.	125		US	*	592316	17/08/94	5833142	10/11/98	Fuel injector nozzles
01-12.	127		DE	*	P4497012.9	20/09/94	?	?	Improvements relating to the catalytic treatment of engine exhaust gas
01-12.	127		JP	*	509438/95	20/09/94	?	?	Improvements relating to the catalytic treatment of engine exhaust gas
01-12.	127		MX	*	947266	21/09/94	?	?	Improvements relating to the catalytic treatment of engine exhaust gas
01-12.	127		MY	*	PI9402510	21/09/94	?	?	Improvements relating to the catalytic treatment of engine exhaust gas
01-12.	127		PCT	*	PCT/AU94/00566	20/09/94	(WO 95/08703)	30/03/95	Improvements relating to the catalytic treatment of engine exhaust gas
01-12.	127		TW	*	83108673	21/09/94	108460	21/09/99	Improvements relating to the catalytic treatment of engine exhaust gas
01-12.	127		US	*	612845	20/09/94	5806304	15/09/98	Improvements relating to the catalytic treatment of engine exhaust gas
01-12.	128		AU	*	79851/94	20/10/94	676784	10/07/97	Improvements relating to fuel control
01-12.	128		BR	*	PI9407872.6	20/10/94	?	?	Improvements relating to fuel control
01-12.	128		CA	*	2171623	20/10/94	?	?	Improvements relating to fuel control
01-12.	128		CN	*	941938506	20/10/94	57274	25/05/00	Improvements relating to fuel control
01-12.	128		DE	EP	949308647	20/10/94	?	?	Improvements relating to fuel control
01-12.	128		EP	*	949308647	20/10/94	?	?	Improvements relating to fuel control
01-12.	128		FR	EP	949308647	20/10/94	?	?	Improvements relating to fuel control
01-12.	128		IT	EP	949308647	20/10/94	?	?	Improvements relating to fuel control
01-12.	128		JP	*	511098/95	20/10/94	?	?	Improvements relating to fuel control
01-12.	128		KR	*	96702003	20/10/94	?	?	Improvements relating to fuel control
01-12.	128		MX	*	948182	21/10/94	195845	04/04/00	Improvements relating to fuel control
01-12.	128		MY	*	PI9402806	21/10/94	?	?	Improvements relating to fuel control
01-12.	128		PCT	*	PCT/AU94/00639	20/10/94	(WO 95/11377)	27/04/95	Improvements relating to fuel control
01-12.	128		SE	EP	949308647	20/10/94	?	?	Improvements relating to fuel control
01-12.	128		US	*	243134	20/10/94	6035825	14/03/00	Improvements relating to fuel control
01-12.	129		AU	*	80530/94	27/10/94	683504	05/03/98	Improvements relating to formation and delivery of an atomised liquid
01-12.	129		CA	*	2172952	27/10/94	?	?	Improvements relating to formation and delivery of an atomised liquid
01-12.	129		CN	*	941938166	27/10/94	?	?	Improvements relating to formation and delivery of an atomised liquid
01-12.	129		DE	EP	949314504	27/10/94	?	?	Improvements relating to formation and delivery of an atomised liquid
01-12.	129		EP	*	949314504	27/10/94	?	?	Improvements relating to formation and delivery of an atomised liquid
01-12.	129		FR	EP	949314504	27/10/94	?	?	Improvements relating to formation and delivery of an atomised liquid
01-12.	129		IN	*	1358/DEL/1994	27/10/94	?	?	Improvements relating to formation and delivery of an atomised liquid
01-12.	129		IT	EP	949314504	27/10/94	?	?	Improvements relating to formation and delivery of an atomised liquid
01-12.	129		JP	*	512306/95	27/10/94	?	?	Improvements relating to formation and delivery of an atomised liquid
01-12.	129		MX	*	948400	28/10/94	193433	22/09/99	Improvements relating to formation and delivery of an atomised liquid
01-12.	129		PCT	*	PCT/AU94/00657	27/10/94	(WO 95/11714)	04/05/95	Improvements relating to formation and delivery of an atomised liquid

Schedule 1	Page 11 of 17

SCHEDULE 1

UNITED STATES PATENTS AND OTHER PATENTS

Reference Number		Ctry Code	Div.	Application Number	Filing Date	Patent Number	Grant Date	Official Title
01-12.	129	US	*	615287	27/10/94	5666947	16/9/97	Improvements relating to formation and delivery of an atomised liquid
01-12.	131	AU	*	21066/95	29/03/95	695103	19/11/98	Pump control system
01-12.	131	CA	*	2185529	29/03/95	?	?	Pump control system
01-12.	131	DE	EP	959138264	29/03/95	?	?	Pump control system
01-12.	131	EP	*	95913826.4	29/03/95	?	?	Pump control system
01-12.	131	FR	EP	959138264	29/03/95	?	?	Pump control system
01-12.	131	ID	*	P950493	29/03/95	?	?	Pump control system
01-12.	131	IT	EP	959138264	29/03/95	?	?	Pump control system
01-12.	131	JP	*	524876/95	29/03/95	?	?	Pump control system
01-12.	131	MY	*	PI9500792	29/03/95	?	?	Pump control system
01-12.	131	PCT	*	PCT/AU95/00179	29/03/95	(WO 95/26461)	05/10/95	Pump control system
01-12.	131	PH	*	50208	28/03/95	?	?	Pump control system
01-12.	131	TW	*	84103067	30/03/95	88451	20/07/97	Pump control system
01-12.	131	US	*	714085	29/03/95	5904126	18/05/99	Pump control system
01-12.	132	DE	*	19581602.1	29/03/95	?	?	Two section pump
01-12.	132	JP	*	524875/95	29/03/95	?	?	Two section pump
01-12.	132	MY	*	PI9500793	29/03/95	?	?	Two section pump
01-12.	132	PCT	*	PCT/AU95/00178	29/03/95	(WO 95/26462)	05/10/95	Two section pump
01-12.	132	TW	*	84103066	30/03/95	77491	11/04/96	Two section pump
01-12.	132	US	*	714084	29/03/95	6095769	01/08/00	Two section pump
01-12.	133	CA	*	2193813	29/06/95	?	?	Improvements relating to the management of vehicles driven by internal combustion engines
01-12.	133	DE	*	19581686.2	29/06/95	?	?	Improvements relating to the management of vehicles driven by internal combustion engines
01-12.	133	GB	*	96261417	29/06/95	2303944	27/01/99	Improvements relating to the management of vehicles driven by internal combustion engines
01-12.	133	JP	*	502658/96	29/06/95	?	?	Improvements relating to the management of vehicles driven by internal combustion engines
01-12.	133	PCT	*	PCT/AU95/00391	29/06/95	(WO 96/00844)	11/01/96	Improvements relating to the management of vehicles driven by internal combustion engines
01-12.	133	TW	*	84106683	29/06/95	NI-85005	28/02/97	Improvements relating to the management of vehicles driven by internal combustion engines
01-12.	133	US	*	750972	29/06/95	5863277	26/01/99	Improvements relating to the management of vehicles driven by internal combustion engines
01-12.	133	ZA	*	95/5416	29/06/95	95/5416	26/06/96	Improvements relating to the management of vehicles driven by internal combustion engines
01-12.	134	CN	*	95193872X	29/06/95	?	?	A method and apparatus relating to control of the operation of an internal combustion engine
01-12.	134	DE	EP	959240904	29/06/95	?	?	A method and apparatus relating to control of the operation of an internal combustion engine
01-12.	134	EP	*	959240904	29/06/95	?	?	A method and apparatus relating to control of the operation of an internal combustion engine
01-12.	134	FR	EP	959240904	29/06/95	?	?	A method and apparatus relating to control of the operation of an internal combustion engine
01-12.	134	IN	*	1220/DEL/95	30/06/95	?	?	A method and apparatus relating to control of the operation of an internal combustion engine
01-12.	134	IT	EP	959240904	29/06/95	?	?	A method and apparatus relating to control of the operation of an internal combustion engine
01-12.	134	JP	*	502657/96	29/06/95	?	?	A method and apparatus relating to control of the operation of an internal combustion engine
01-12.	134	PCT	*	PCT/AU95/00390	29/06/95	(WO 96/00843)	11/01/96	A method and apparatus relating to control of the operation of an internal combustion engine
01-12.	134	TW	*	84106787	29/06/95	77828	21/04/96	A method and apparatus relating to control of the operation of an internal combustion engine
01-12.	134	US	*	750971	29/06/95	5794600	18/08/98	A method and apparatus relating to control of the operation of an internal combustion engine
01-12.	135	DE	EP	96900766.5	24/01/96	?	?	Method for controlling the operation of internal combustion engine of vehicle
01-12.	135	EP	*	96900766.5	24/01/96	?	?	Method for controlling the operation of internal combustion engine of vehicle
01-12.	135	FR	EP	96900766.5	24/01/96	?	?	Method for controlling the operation of internal combustion engine of vehicle
01-12.	135	IT	EP	96900766.5	24/01/96	?	?	Method for controlling the operation of internal combustion engine of vehicle
01-12.	135	JP	*	522493/96	24/01/96	?	?	Method for controlling the operation of internal combustion engine of vehicle
01-12.	135	KR	*	97-704998	24/01/96	?	?	Method for controlling the operation of internal combustion engine of vehicle
01-12.	135	MY	*	PI9600269	24/01/96	?	?	Method for controlling the operation of internal combustion engine of vehicle
01-12.	135	PCT	*	PCT/AU96/00029	24/01/96	(WO 96/23136)	01/08/96	Method for controlling the operation of internal combustion engine of vehicle
01-12.	135	TW	*	85100826	24/01/96	87832	10/06/97	Method for controlling the operation of internal combustion engine of vehicle
01-12.	135	US	*	849743	24/01/96	5979402	09/11/99	Method for controlling the operation of internal combustion engine of vehicle
01-12.	136	EP	*	96901660.9	16/02/96	?	?	Improvements relating to internal combustion engines
01-12.	136	ES	EP	96901660.9	16/02/96	?	?	Improvements relating to internal combustion engines
01-12.	136	FR	EP	96901660.9	16/02/96	?	?	Improvements relating to internal combustion engines
01-12.	136	IT	EP	96901660.9	16/02/96	?	?	Improvements relating to internal combustion engines
01-12.	136	JP	*	524529/96	16/02/96	?	?	Improvements relating to internal combustion engines
01-12.	136	MY	*	PI9600600	16/02/96	?	?	Improvements relating to internal combustion engines
01-12.	136	PCT	*	PCT/AU96/00078	16/02/96	(WO 96/25592)	22/08/96	Improvements relating to internal combustion engines
01-12.	136	PH	*	52353	15/02/96	?	?	Improvements relating to internal combustion engines
01-12.	136	TW	*	85101996	16/02/96	NI-97277	01/09/98	Improvements relating to internal combustion engines
01-12.	136	US	*	875355	16/02/96	5829407	03/11/98	Improvements relating to internal combustion engines
01-12.	136	ZA	*	96/1254	16/02/96	96/1254	27/11/96	Improvements relating to internal combustion engines
01-12.	137	DE	EP	96901659.1	16/02/96	?	?	Improvements relating to scavenged internal combustion engines
01-12.	137	EP	*	96901659.1	16/02/96	?	?	Improvements relating to scavenged internal combustion engines
01-12.	137	FR	EP	96901659.1	16/02/96	?	?	Improvements relating to scavenged internal combustion engines
01-12.	137	IT	EP	96901659.1	16/02/96	?	?	Improvements relating to scavenged internal combustion engines
01-12.	137	JP	*	525236/96	16/02/96	?	?	Improvements relating to scavenged internal combustion engines
01-12.	137	KR	*	97-705419	16/02/96	?	?	Improvements relating to scavenged internal combustion engines
01-12.	137	MY	*	PI9600615	16/02/96	?	?	Improvements relating to scavenged internal combustion engines
01-12.	137	PCT	*	PCT/AU96/00077	16/02/96	(WO 96/26357)	29/08/96	Improvements relating to scavenged internal combustion engines
01-12.	137	US	*	875350	16/02/96	5803027	08/09/98	Improvements relating to scavenged internal combustion engines
01-12.	138	US	*	607476	27/02/96	?	?	Improvements relating to internal combustion engines
01-12.	139	TW	*	85107239	15/06/96	NI-90394	10/10/97	Improvements fuel injected internal combustion engines
01-12.	139	US	*	662637	14/06/96	5730108	24/03/98	Improvements fuel injected internal combustion engines

Schedule1			Page 12 of 17

SCHEDULE 1

UNITED STATES PATENTS AND OTHER PATENTS

Reference Number	Ctry Code	Div.	Application Number	Filing Date	Patent Number	Grant Date	Official Title
01-12. 141	FR	*	9608131	28/06/96	2736091	30/10/98	Supplementary port for two stroke engine
01-12. 141	JP	*	171470/96	01/07/96	?	?	Supplementary port for two stroke engine
01-12. 141	MY	*	PI9602591	26/06/96	?	?	Supplementary port for two stroke engine
01-12. 141	TH	*	032098	27/06/96	?	?	Supplementary port for two stroke engine
01-12. 141	TW	*	85107847	28/06/96	94619	20/05/98	Supplementary port for two stroke engine
01-12. 141	US	*	671357	27/06/96	5832881	10/11/98	Supplementary port for two stroke engine
01-12. 141	US	RE	671357	27/06/96	?	?	Supplementary port for two stroke engine
01-33. 142	FR	*	9608180	01/07/96	2736098	19/06/98	Improved pump for engines
01-33. 142	IT	*	MI96A001328	28/06/96	01284454	21/05/98	Improved pump for engines
01-33. 142	JP	*	171375/96	01/07/96	?	?	Improved pump for engines
01-33. 142	TH	*	032136	28/06/96	?	?	Improved pump for engines
01-12. 143	CN	*	96111717.6	28/06/96	?	?	Fuel pumps for internal combustion engines
01-12. 143	ID	*	P961882	01/07/96	?	?	Fuel pumps for internal combustion engines
01-12. 143	IN	*	1460/DEL/96	01/07/96	?	?	Fuel pumps for internal combustion engines
01-12. 143	JP	*	171332/96	01/07/96	?	?	Fuel pumps for internal combustion engines
01-12. 143	TW	*	85107839	12/06/96	115377	25/09/00	Fuel pumps for internal combustion engines
01-12. 143	US	*	673560	01/07/96	5615643	01/04/97	Fuel pumps for internal combustion engines
01-12. 144	CA	*	2221121	01/07/96	?	?	Fuel injection apparatus
01-12. 144	DE	EP	969206341	01/07/96	?	?	Fuel injection apparatus
01-12. 144	EP	*	969206341	01/07/96	?	?	Fuel injection apparatus
01-12. 144	FR	EP	969206341	01/07/96	?	?	Fuel injection apparatus
01-12. 144	IN	*	1459/DEL/96	01/07/96	?	?	Fuel injection apparatus
01-12. 144	IT	EP	969206341	01/07/96	?	?	Fuel injection apparatus
01-12. 144	JP	*	504647/97	01/07/96	?	?	Fuel injection apparatus
01-12. 144	KR	*	97-709816	01/07/96	?	?	Fuel injection apparatus
01-12. 144	PCT	*	PCT/AU96/00402	01/07/96	(WO 97/02425)	23/01/97	Fuel injection apparatus
01-12. 144	TH	*	032156	01/07/96	?	?	Fuel injection apparatus
01-12. 144	TW	*	85108080	16/07/96	NI-89245	10/08/97	Fuel injection apparatus
01-12. 144	US	*	952070	01/07/96	5979786	09/11/99	Fuel injection apparatus
01-33. 145	CN	*	96195195.8	28/06/96	?	?	Improvements to fuel pumps
01-33. 145	DE	EP	969206366	28/06/96	?	?	Improvements to fuel pumps
01-33. 145	EP	*	969206366	28/06/96	?	?	Improvements to fuel pumps
01-33. 145	FR	EP	969206366	28/06/96	?	?	Improvements to fuel pumps
01-33. 145	IN	*	1452/DEL/96	01/07/96	?	?	Improvements to fuel pumps
01-33. 145	IT	EP	969206366	28/06/96	?	?	Improvements to fuel pumps
01-33. 145	JP	*	504648/97	28/06/96	?	?	Improvements to fuel pumps
01-33. 145	MX	*	980141	28/06/96	?	?	Improvements to fuel pumps
01-33. 145	PCT	*	PCT/AU96/00404	28/06/96	(WO 97/02424)	23/01/97	Improvements to fuel pumps
01-33. 145	TH	*	032131	28/06/96	?	?	Improvements to fuel pumps
01-33. 145	TW	*	85107844	28/06/96	96390	21/07/98	Improvements to fuel pumps
01-33. 145	US	*	973472	28/06/96	6065433	23/05/00	Improvements to fuel pumps
01-33. 145	VN	*	S19971194	28/06/96	?	?	Improvements to fuel pumps
01-12. 146	EP	*	96306027.2	19/08/96	?	?	Gaseous fuel direct injections system for internal combustion engines
01-12. 146	ES	EP	963060272	19/08/96	?	?	Gaseous fuel direct injections system for internal combustion engines
01-12. 146	FR	EP	963060272	19/08/96	?	?	Gaseous fuel direct injections system for internal combustion engines
01-12. 146	IN	*	1833/DEL/1996	19/08/96	?	?	Gaseous fuel direct injections system for internal combustion engines
01-12. 146	IT	EP	963060272	19/08/96	?	?	Gaseous fuel direct injections system for internal combustion engines
01-12. 146	JP	*	217625/96	19/08/96	?	?	Gaseous fuel direct injections system for internal combustion engines
01-12. 146	TW	*	85110099	19/10/96	96820	11/08/98	Gaseous fuel direct injections system for internal combustion engines
01-12. 146	US	*	699594	19/08/96	5941210	24/08/99	Gaseous fuel direct injections system for internal combustion engines
01-12. 147	ID	*	P962517	04/09/96	?	?	Improvements relating to engine exhaust systems
01-33. 149	DE	EP	963060199	16/08/96	?	?	Fuel injection system for internal combustion engines
01-33. 149	EP	*	963060199	16/08/96	?	?	Fuel injection system for internal combustion engines
01-33. 149	FR	EP	963060199	16/08/96	?	?	Fuel injection system for internal combustion engines
01-33. 149	IT	EP	963060199	16/08/96	?	?	Fuel injection system for internal combustion engines
01-33. 149	JP	*	217581/96	19/08/96	?	?	Fuel injection system for internal combustion engines
01-33. 149	TW	1	89113567	19/08/96	?	?	Fuel injection system for internal combustion engines
01-33. 149	TW	*	85110098	19/08/96	?	?	Fuel injection system for internal combustion engines
01-33. 149	US	*	699574	19/08/96	6047671	11/04/00	Fuel injection system for internal combustion engines
01-12. 151	CN	*	961971991	25/09/96	?	?	Engine control strategy
01-12. 151	DE	EP	96930915.2	25/09/96	?	?	Engine control strategy
01-12. 151	EP	*	96930915.2	25/09/96	?	?	Engine control strategy
01-12. 151	FR	EP	96930915.2	25/09/96	?	?	Engine control strategy
01-12. 151	ID	*	P962706	25/09/96	?	?	Engine control strategy
01-12. 151	IN	*	2109/DEL/96	25/09/96	?	?	Engine control strategy
01-12. 151	IT	EP	969309152	25/09/96	?	?	Engine control strategy
01-12. 151	JP	*	513009/97	25/09/96	?	?	Engine control strategy
01-12. 151	KR	*	98701415	25/09/96	?	?	Engine control strategy
01-12. 151	MY	*	PI9603962	25/09/96	?	?	Engine control strategy
01-12. 151	PCT	*	PCT/AU96/00610	25/09/96	(WO 97/12138)	03/04/97	Engine control strategy
01-12. 151	TW	*	85111765	25/09/96	NI-90498	10/10/97	Engine control strategy

Schedule 1	Page 13 of 17

SCHEDULE 1

UNITED STATES PATENTS AND OTHER PATENTS

Reference Number		Ctry Code	Div.	Application Number	Filing Date	Patent Number	Grant Date	Official Title
01-12.	151	US	*	981498	25/09/96	?	?	Engine control strategy
01-12.	152	DE	*	19681579.7	26/09/96	?	?	Valve timing for four stroke internal combustion engines
01-12.	152	JP	*	513010/97	26/09/96	?	?	Valve timing for four stroke internal combustion engines
01-12.	152	PCT	*	PCT/AU96/00611	26/09/96	(WO 97/12127)	03/04/97	Valve timing for four stroke internal combustion engines
01-12.	152	US	*	029259	26/09/96	5927238	27/07/99	Valve timing for four stroke internal combustion engines
01-12.	152	ZA	*	96/8115	26/09/96	968115	25/06/97	Valve timing for four stroke internal combustion engines
01-12.	153	CN	*	96199099.6	20/11/96	?	?	Electronic position and speed sensing device
01-12.	153	IN	*	2546/DEL/96	20/11/96	?	?	Electronic position and speed sensing device
01-12.	153	JP	*	519228/97	20/11/96	?	?	Electronic position and speed sensing device
01-12.	153	PCT	*	PCT/AU96/00736	20/11/96	(WO 97/19358)	29/05/97	Electronic position and speed sensing device
01-12.	153	TW		85114287	20/11/96	104054	01/06/99	Electronic position and speed sensing device
01-12.	153	US	*	068458	20/11/96	?	?	Electronic position and speed sensing device
01-12.	155	US	*	766353	13/12/96	5899191	04/05/99	Air fuel ratio control
01-12.	156	AU	*	10651/97	13/12/96	712438	17/02/00	Oil supply method for an internal combustion engine
01-12.	156	DE	EP	96940638.8	13/12/96	?	?	Oil supply method for an internal combustion engine
01-12.	156	EP	*	96940638.8	13/12/96	?	?	Oil supply method for an internal combustion engine
01-12.	156	FR	EP	96940638.8	13/12/96	?	?	Oil supply method for an internal combustion engine
01-12.	156	IN	*	2822/DEL/96	16/12/96	?	?	Oil supply method for an internal combustion engine
01-12.	156	IT	EP	96940638.8	13/12/96	?	?	Oil supply method for an internal combustion engine
01-12.	156	JP	*	522358/97	13/12/96	?	?	Oil supply method for an internal combustion engine
01-12.	156	MY	*	PI9605269	14/12/96	?	?	Oil supply method for an internal combustion engine
01-12.	156	PCT	*	PCT/AU96/00807	13/12/96	(WO 97/22784)	26/06/97	Oil supply method for an internal combustion engine
01-12.	156	US	*	077896	13/12/96	6098587	08/08/00	Oil supply method for an internal combustion engine
01-12.	158	CA	*	2236016	13/12/96	?	?	Control of fuelling
01-12.	158	DE	EP	96940639.6	13/12/96	?	?	Control of fuelling
01-12.	158	EP	*	96940639.6	13/12/96	?	?	Control of fuelling
01-12.	158	FR	EP	96940639.6	13/12/96	?	?	Control of fuelling
01-12.	158	ID	*	P963751	16/12/96	?	?	Control of fuelling
01-12.	158	IT	EP	96940639.6	13/12/96	?	?	Control of fuelling
01-12.	158	JP	*	522359/97	13/12/96	?	?	Control of fuelling
01-12.	158	KR	*	98-704411	13/12/96	?	?	Control of fuelling
01-12.	158	MY	*	PI9705513	18/11/97	?	?	Control of fuelling
01-12.	158	PCT	*	PCT/AU96/00808	13/12/96	(WO 97/22790)	26/06/97	Control of fuelling
01-12.	158	TW	*	85115476	14/12/96	100166	11/12/98	Control of fuelling
01-12.	158	US	*	051806	13/12/96	5970954	26/10/99	Control of fuelling
01-12.	159	IN	*	2825/DEL/96	16/12/96	?	?	Throttle position sensors
01-12.	159	JP	*	522357/97	13/12/96	?	?	Throttle position sensors
01-12.	159	PCT	*	PCT/AU96/00806	13/12/96	(WO 97/22852)	26/06/97	Throttle position sensors
01-12.	159	TW	*	85115477	14/12/96	109410	01/11/99	Throttle position sensors
01-12.	159	US	*	077895	13/12/96	?	?	Throttle position sensors
01-12.	160	JP	*	33596096	16/12/96	?	?	Improvements to the operation of marine engines
01-12.	160	US	*	767500	16/12/96	5853306	29/12/98	Improvements to the operation of marine engines
01-12.	162	DE	EP	97929033.5	10/07/97	?	?	Engine fuelling rate control
01-12.	162	EP	*	97929033.5	10/07/97	?	?	Engine fuelling rate control
01-12.	162	FR	EP	97929033.5	10/07/97	?	?	Engine fuelling rate control
01-12.	162	IT	EP	97929033.5	10/07/97	?	?	Engine fuelling rate control
01-12.	162	JP	*	504591/98	10/07/97	?	?	Engine fuelling rate control
01-12.	162	PCT	*	PCT/AU97/00442	10/07/97	(WO 98/01660)	15/01/98	Engine fuelling rate control
01-12.	162	US	*	147479	10/07/97	?	?	Engine fuelling rate control
01-12.	163	AU	*	33294/97	10/07/97	728463	?	Pressurising a gas injection type fuel injection system
01-12.	163	CA	*	2259602	10/07/97	?	?	Pressurising a gas injection type fuel injection system
01-12.	163	CN	*	97196279	10/07/97	?	?	Pressurising a gas injection type fuel injection system
01-12.	163	DE	EP	97929029.3	10/07/97	?	?	Pressurising a gas injection type fuel injection system
01-12.	163	EP	*	97929029.3	10/07/97	?	?	Pressurising a gas injection type fuel injection system
01-12.	163	FR	EP	97929029.3	10/07/97	?	?	Pressurising a gas injection type fuel injection system
01-12.	163	ID	*	P972388	10/07/97	?	?	Pressurising a gas injection type fuel injection system
01-12.	163	IN	*	1927/DEL/1997	10/07/97	?	?	Pressurising a gas injection type fuel injection system
01-12.	163	IT	EP	97929029.3	10/07/97	?	?	Pressurising a gas injection type fuel injection system
01-12.	163	JP	*	504588/98	10/07/97	?	?	Pressurising a gas injection type fuel injection system
01-12.	163	KR	*	99700088	10/07/97	?	?	Pressurising a gas injection type fuel injection system
01-12.	163	MY	*	PI9703129	10/07/97	?	?	Pressurising a gas injection type fuel injection system
01-12.	163	PCT	*	PCT/AU97/00438	10/07/97	(WO 98/01667)	15/01/98	Pressurising a gas injection type fuel injection system
01.12.	163	RU	*	99102725	10/07/97	?	?	Pressurising a gas injection type fuel injection system
01-12.	163	TW	*	86109735	10/07/97	114453	30/08/00	Pressurising a gas injection type fuel injection system
01-12.	163	US	*	147480	10/07/97	?	?	Pressurising a gas injection type fuel injection system
01-12.	164	CN	*	97196043.7	10/07/97	?	?	Fuel purge control
01-12.	164	DE	EP	97929030.1	10/07/97	?	?	Fuel purge control
01-12.	164	EP	*	97929030.1	10/07/97	?	?	Fuel purge control
01-12.	164	FR	EP	97929030.1	10/07/97	?	?	Fuel purge control
01-12.	164	ID	*	P972385	10/07/97	?	?	Fuel purge control
01-12.	164	IN	*	1924/DEL/1997	10/07/97	?	?	Fuel purge control

Schedule1	Page 14 of 17

SCHEDULE 1

UNITED STATES PATENTS AND OTHER PATENTS

Reference Number	Ctry Code	Div.	Application Number	Filing Date	Patent Number	Grant Date	Official Title
01-12. 164	IT	EP	97929030.1	10/07/97	?	?	Fuel purge control
01-12. 164	JP	*	504589/98	10/07/97	?	?	Fuel purge control
01-12. 164	PCT	*	PCT/AU97/00439	10/07/97	(WO 98/01663)	15/01/98	Fuel purge control
01-12. 164	TW	*	86109736	10/07/97	101843	21/02/99	Fuel purge control
01-12. 164	US	*	147478	10/07/97	?	?	Fuel purge control
01-12. 165	AU	*	33296/97	10/07/97	711620	03/02/00	Engine warm-up offsets
01-12. 165	CN	*	97196227.8	10/07/97	?	?	Engine warm-up offsets
01-12. 165	DE	EP	97929031.9	10/07/97	?	?	Engine warm-up offsets
01-12. 165	EP	*	97929031.9	10/07/97	?	?	Engine warm-up offsets
01-12. 165	FR	EP	97929031.9	10/07/97	?	?	Engine warm-up offsets
01-12. 165	ID	*	P972387	10/07/97	?	?	Engine warm-up offsets
01-12. 165	IN	*	1926/DEL/1997	10/07/97	?	?	Engine warm-up offsets
01-12. 165	IT	EP	97929031.9	10/07/97	?	?	Engine warm-up offsets
01-12. 165	JP	*	504590/98	10/07/97	?	?	Engine warm-up offsets
01-12. 165	KR	*	99700072	10/07/97	?	?	Engine warm-up offsets
01-12. 165	MY	*	PI9703128	10/07/97	?	?	Engine warm-up offsets
01-12. 165	PCT	*	PCT/AU97/00440	10/07/97	(WO 98/01659)	15/01/98	Engine warm-up offsets
01-12. 165	RU	*	99103026	10/07/97	?	?	Engine warm-up offsets
01-12. 165	TW	*	86109737	10/07/97	100509	01/01/99	Engine warm-up offsets
01-12. 165	US	*	147481	10/07/97	?	?	Engine warm-up offsets
01-12. 169	AU	*	97294/98	20/10/98	?	?	Start-up method for an internal combustion engine
01-12. 169	CA	*	2307211	20/10/98	?	?	Start-up method for an internal combustion engine
01-12. 169	CN	*	98811340.6	20/10/98	?	?	Start-up method for an internal combustion engine
01-12. 169	CZ	*	PV20001423	20/10/98	?	?	Start-up method for an internal combustion engine
01-12. 169	DE	EP	98951109.2	20/10/98	?	?	Start-up method for an internal combustion engine
01-12. 169	EP	*	98951109.2	20/10/98	?	?	Start-up method for an internal combustion engine
01-12. 169	FR	EP	98951109.2	20/10/98	?	?	Start-up method for an internal combustion engine
01-12. 169	ID	*	W20000972	20/10/98	?	?	Start-up method for an internal combustion engine
01-12. 169	IN	*	3078/DEL/98	20/10/98	?	?	Start-up method for an internal combustion engine
01-12. 169	IT	EP	98951109.2	20/10/98	?	?	Start-up method for an internal combustion engine
01-12. 169	JP	*	517188/00	20/10/98	?	?	Start-up method for an internal combustion engine
01-12. 169	KR	*	00-7004173	20/10/98	?	?	Start-up method for an internal combustion engine
01-12. 169	PCT	*	PCT/AU98/00873	20/10/98	(WO 99/20895)	29/04/99	Start-up method for an internal combustion engine
01-12. 169	RU	*	2000112548	20/10/98	?	?	Start-up method for an internal combustion engine
01-12. 169	US	*	509822	20/10/98	?	?	Start-up method for an internal combustion engine
01-12. 171	AU	*	16471/99	03/12/98	?	?	Improved method of fuelling an engine
01-12. 171	CA	*	2312317	03/12/98	?	?	Improved method of fuelling an engine
01-12. 171	CN	*	988117835	03/12/98	?	?	Improved method of fuelling an engine
01-12. 171	DE	EP	98960864.1	03/12/98	?	?	Improved method of fuelling an engine
01-12. 171	EP	*	98960864.1	03/12/98	?	?	Improved method of fuelling an engine
01-12. 171	FR	EP	98960864.1	03/12/98	?	?	Improved method of fuelling an engine
01-12. 171	IN	*	3654/DEL/98	03/12/98	?	?	Improved method of fuelling an engine
01-12. 171	IT	EP	98960864.1	03/12/98	?	?	Improved method of fuelling an engine
01-12. 171	JP	*	523462/00	03/12/98	?	?	Improved method of fuelling an engine
01-12. 171	KR	*	007005907	03/12/98	?	?	Improved method of fuelling an engine
01-12. 171	MY	*	PI9805482	12/12/98	?	?	Improved method of fuelling an engine
01-12. 171	PCT	*	PCT/AU98/01004	03/12/98	(WO 99/28621)	10/06/99	Improved method of fuelling an engine
01-12. 171	PL	*	P340888	03/12/98	?	?	Improved method of fuelling an engine
01-12. 171	TH	*	047523	03/12/98	?	?	Improved method of fuelling an engine
01-12. 171	TW	*	97120225	22/12/98	?	?	Improved method of fuelling an engine
01-12. 171	US	*	554616	03/12/98	?	?	Improved method of fuelling an engine
01-12. 172	AU	*	27059/99	22/02/99	?	?	Improved method of fuelling an engine
01-12. 172	DE	EP	99907186.3	22/02/99	?	?	Treatment of engine blow-by gases
01-12. 172	EP	*	99907186.3	22/02/99	?	?	Treatment of engine blow-by gases
01-12. 172	FR	EP	99907186.3	22/02/99	?	?	Treatment of engine blow-by gases
01-12. 172	IT	EP	99907186.3	22/02/99	?	?	Treatment of engine blow-by gases
01-12. 172	JP	*	532627/00	22/02/99	?	?	Treatment of engine blow-by gases
01-12. 172	KR	*	007004596	22/02/99	?	?	Treatment of engine blow-by gases
01-12. 172	PCT	*	PCT/AU99/00102	22/02/99	(WO 99/42711)	26/08/99	Treatment of engine blow-by gases
01-12. 172	PL	*	P341149	22/02/99	?	?	Treatment of engine blow-by gases
01-12. 172	RU	*	2000124076	22/02/99	?	?	Treatment of engine blow-by gases
01-12. 172	US	*	555526	22/02/99	?	?	Treatment of engine blow-by gases
01-12. 176	DE	EP	99918772	12/05/99	?	?	Fuel system for an internal combustion engine
01-12. 176	EP	*	99918772	12/05/99	?	?	Fuel system for an internal combustion engine
01-12. 176	FR	EP	99918772	12/05/99	?	?	Fuel system for an internal combustion engine
01-12. 176	IT	EP	99918772	12/05/99	?	?	Fuel system for an internal combustion engine
01-12. 176	MY	*	PI9901874	12/05/99	?	?	Fuel system for an internal combustion engine
01-12. 176	PCT	*	PCT/AU99/00354	12/05/99	(WO 99/58847)	18/11/99	Fuel system for an internal combustion engine
01-12. 176	TW	*	88107737	12/05/99	?	?	Fuel system for an internal combustion engine
01-12. 176	US	*	623490	12/05/99	?	?	Fuel system for an internal combustion engine
01-12. 178	DE	EP	99932561.6	23/07/99	?	?	Engine fuel pump

Schedule 1	Page 15 of 17

SCHEDULE 1

UNITED STATES PATENTS AND OTHER PATENTS

Reference Number	Ctry Code	Div.	Application Number	Filing Date	Patent Number	Grant Date	Official Title
01-12. 178	EP	*	99932561.6	23/07/99	?	?	Engine fuel pump
01-12. 178	FR	EP	99932561.6	23/07/99	?	?	Engine fuel pump
01-12. 178	IT	EP	99932561.6	23/07/99	?	?	Engine fuel pump
01-12. 178	JP	*	PCT/AU99/00601	23/07/99	?	?	Engine fuel pump
01-12. 178	PCT	*	PCT/AU99/00601	23/07/99	(WO 00/06890)	10/02/00	Engine fuel pump
01-12. 178	TH	*	051859	23/07/99	?	?	Engine fuel pump
01-12. 178	TW	*	88112648	23/07/99	?	?	Engine fuel pump
01-12. 178	US	*	PCT/AU99/00601	23/07/99	?	?	Engine fuel pump
01-12. 179	JP	*	548616/00	12/05/99	?	?	Fuelling control and vapour handling system
01-12. 179	MY	*	PI9901872	12/05/99	?	?	Fuelling control and vapour handling system
01-12. 179	PCT	*	PCT/AU99/00353	12/05/99	(WO 99/58846)	18/11/99	Fuelling control and vapour handling system
01-12. 179	TW	*	88107738	12/05/99	?	?	Fuelling control and vapour handling system
01-12. 179	US	*	581060	12/05/99	?	?	Fuelling control and vapour handling system
01-12. 180	EP	*	PCT/AU99/00673	20/08/99	?	?	Regulation method for fuel injection system
01-12. 180	JP	*	PCT/AU99/00673	20/08/99	?	?	Regulation method for fuel injection system
01-12. 180	MY	*	PI9903584	20/08/99	?	?	Regulation method for fuel injection system
01-12. 180	PCT	*	PCT/AU99/00673	20/08/99	(WO 00/11343)	02/03/00	Regulation method for fuel injection system
01-12. 180	TW	*	88114273	20/08/99	?	?	Regulation method for fuel injection system
01-12. 180	US	*	PCT/AU99/00673	20/08/99	?	?	Regulation method for fuel injection system
01-12. 181	EP	*	PCT/AU99/00674	20/08/99	?	?	Fuel injection system control method
01-12. 181	JP	*	PCT/AU99/00674	20/08/99	?	?	Fuel injection system control method
01-12. 181	MY	*	PI9903585	20/08/99	?	?	Fuel injection system control method
01-12. 181	PCT	*	PCT/AU99/00674	20/08/99	(WO 00/11337)	02/03/00	Fuel injection system control method
01-12. 181	US	*	PCT/AU99/00674	20/08/99	?	?	Fuel injection system control method
01-12. 184	EP	*	PCT/AU99/00837	30/09/99	?	?	Purge fuel flow rate determination method
01-12. 184	JP	*	PCT/AU99/00837	30/09/99	?	?	Purge fuel flow rate determination method
01-12. 184	MY	*	PI9904233	30/09/99	?	?	Purge fuel flow rate determination method
01-12. 184	PCT	*	PCT/AU99/00837	30/09/99	(WO 00/19083)	06/04/00	Purge fuel flow rate determination method
01-12. 184	TW	*	88116984	28/09/99	?	?	Purge fuel flow rate determination method
01-12. 184	US	*	PCT/AU99/00837	30/09/99	?	?	Purge fuel flow rate determination method
01-12. 190	EP	*	PCT/AU00/00650	09/06/00	?	?	Engine speed control system
01-12. 190	JP	*	PCT/AU00/00650	09/06/00	?	?	Engine speed control system
01-12. 190	PCT	*	PCT/AU00/00650	09/06/00	?	?	Engine speed control system
01-12. 190	TW	*	89111315	09/06/00	?	?	Engine speed control system
01-12. 190	US	*	PCT/AU00/00650	09/06/00	?	?	Engine speed control system
01-12. 193	DE	*	10041431	14/08/00	?	?	Compressor valve arrangement
01-12. 193	FR	*	0010598	13/08/00	?	?	Compressor valve arrangement
01-12. 193	JP	*	245643/00	14/08/00	?	?	Compressor valve arrangement
01-12. 193	US	*	636749	11/08/00	?	?	Compressor valve arrangement
01-12. 194	EP	*	PCT/AU00/00987	18/08/00	?	?	Pressure regulation method for a fuel injection system
01-12. 194	JP	*	PCT/AU00/00987	18/08/00	?	?	Pressure regulation method for a fuel injection system
01-12. 194	PCT	*	PCT/AU00/00987	18/08/00	?	?	Pressure regulation method for a fuel injection system
01-12. 194	US	*	PCT/AU00/00987	18/08/00	?	?	Pressure regulation method for a fuel injection system
01-12. 195	EP	*	PCT/AU00/01064	08/09/00	?	?	Exhaust gas treatment method and device
01-12. 195	JP	*	PCT/AU00/01064	08/09/00	?	?	Exhaust gas treatment method and device
01-12. 195	PCT	*	PCT/AU00/01064	08/09/00	?	?	Exhaust gas treatment method and device
01-12. 195	US	*	PCT/AU00/01064	08/09/00	?	?	Exhaust gas treatment method and device
01-12. 196	EP	*	PCT/AU00/01086	08/09/00	?	?	Compressor inlet system
01-12. 196	JP	*	PCT/AU00/01086	08/09/00	?	?	Compressor inlet system
01-12. 196	PCT	*	PCT/AU00/01086	08/09/00	?	?	Compressor inlet system
01-12. 196	US	*	PCT/AU00/01086	08/09/00	?	?	Compressor inlet system
01-12. 197	EP	*	PCT/AU00/01267	18/10/00	?	?	Direct injection of fuels in internal combustion engine
01-12. 197	JP	*	PCT/AU00/01267	18/10/00	?	?	Direct injection of fuels in internal combustion engine
01-12. 197	MY	*	PI20004887	18/10/00	?	?	Direct injection of fuels in internal combustion engine
01-12. 197	PCT	*	PCT/AU00/01267	18/10/00	?	?	Direct injection of fuels in internal combustion engine
01-12. 197	TW	*	89121863	18/10/00	?	?	Direct injection of fuels in internal combustion engine
01-12. 197	US	*	PCT/AU00/01267	18/10/00	?	?	Direct injection of fuels in internal combustion engine
01-12. 198	EP	*	PCT/AU00/01268	18/10/00	?	?	Direct injection of fluids in internal combustion engine
01-12. 198	JP	*	PCT/AU00/01268	18/10/00	?	?	Direct injection of fluids in internal combustion engine
01-12. 198	PCT	*	PCT/AU00/01268	18/10/00	?	?	Direct injection of fluids in internal combustion engine
01-12. 198	TW	*	89121865	18/10/00	?	?	Direct injection of fluids in internal combustion engine
01-12. 198	US	*	PCT/AU00/01268	18/10/00	?	?	Direct injection of fluids in internal combustion engine
01-12. 199	EP	*	PCT/AU00/01266	18/10/00	?	?	Direct injection of fuels in internal combustion engine
01-12. 199	JP	*	PCT/AU00/01266	18/10/00	?	?	Direct injection of fuels in internal combustion engine
01-12. 199	MY	*	PI20004888	18/10/00	?	?	Direct injection of fuels in internal combustion engine
01-12. 199	PCT	*	PCT/AU00/01266	18/10/00	?	?	Direct injection of fuels in internal combustion engine
01-12. 199	TW	*	89121864	18/10/00	?	?	Direct injection of fuels in internal combustion engine
01-12. 199	US	*	PCT/AU00/01266	18/10/00	?	?	Direct injection of fuels in internal combustion engine
01-12. 200	EP	*	PCT/AU00/01589	22/12/00	?	?	Improved fluid compressor
01-12. 200	JP	*	PCT/AU00/01589	22/12/00	?	?	Improved fluid compressor
01-12. 200	PCT	*	PCT/AU00/01589	22/12/00	?	?	Improved fluid compressor

Schedule 1	Page 16 of 17

SCHEDULE 1

UNITED STATES PATENTS AND OTHER PATENTS

Reference Number	Ctry Code	Div.	Application Number	Filing Date	Patent Number	Grant Date	Official Title
01-12. 200	US	*	PCT/AU00/01589	22/12/00	?	?	Improved fluid compressor
01-12. 201	EP	*	PCT/AU00/01566	20/12/00	?	?	Engine idle speed control
01-12. 201	JP	*	PCT/AU00/01566	20/12/00	?	?	Engine idle speed control
01-12. 201	PCT	*	PCT/AU00/01566	20/12/00	?	?	Engine idle speed control
01-12. 201	US	*	PCT/AU00/01566	20/12/00	?	?	Engine idle speed control
01-12. 202	EP	*	PCT/AU00/01587	22/12/00	?	?	Improved speed limiter
01-12. 202	JP	*	PCT/AU00/01587	22/12/00	?	?	Improved speed limiter
01-12. 202	PCT	*	PCT/AU00/01587	22/12/00	?	?	Improved speed limiter
01-12. 202	US	*	PCT/AU00/01587	22/12/00	?	?	Improved speed limiter
01-12. 203	XX	*	PQ5885	28/02/00	*	*	Combined fuel injection and ignition means
01-12. 204	XX	*	PQ6040	03/03/00	*	*	Internal combustion engines and control
01-12. 205	XX	*	PQ6715	05/04/00	*	*	Fuel injector nozzles
01-12. 206	XX	*	PQ6990	18/04/00	*	*	A video game cartridge
01-12. 207	XX	*	PQ6991	18/04/00	*	*	Engine interface system
01-12. 208	XX	*	PQ7001	18/04/00	*	*	Engine speed control for internal combustion engines
01-12. 209	XX	*	PQ7081	20/04/00	*	*	Deposit control in fuel injector nozzles
01-12. 210	XX	*	PQ7082	20/04/00	*	*	Deposit control in fuel injector nozzles
01-12. 211	XX	*	PQ7238	01/05/00	*	*	Engine airflow measurement
01-12. 212	XX	*	PQ7269	03/05/00	*	*	In tank fuel pump
01-12. 213	XX	*	PQ7295	04/05/00	*	*	Air valve control method
01-12. 214	XX	*	PQ7526	16/05/00	*	*	Valve arrangement for compressor
01-12. 215	XX	*	PQ7649	19/05/00	*	*	Sequence scheduling control for an internal combustion engine
01-12. 216	XX	*	PQ7650	19/05/00	*	*	Sequence scheduling control for a fuel injected engine
01-12. 217	XX	*	PQ8412	27/06/00	*	*	Improved method of high fuelling level engine operation
01-12. 218	XX	*	PQ8523	30/06/00	*	*	Shock wave injector nozzle
01-12. 219	XX	*	PR0612	05/10/00	*	*	Direct injected engine control strategy
Schedule 1				Page 17 of 17

CONFIDENTIAL TREATMENT	EXHIBIT 10.2

SCHEDULE 2

ORBITAL LICENSEE LISTING
LICENSE AGREEMENTS FOR OCP TECHNOLOGY

Date	Licensee	Market

June 1986	Outboard Marine Corporation (Manufacturer of Johnson and Evinrude engines)	Marine

September 1987	Brunswick Corporation (Manufacturer of Mercury and Mariner engines)	Marine

June 1988	Ford Motor Company (Incorporating Jaguar Motor Cars)	Automotive

June 1989	General Motors Corporation	Automotive

May 1990	Piaggio & V.E.S.p.A	Motorcycles

January 1991	Fiat S.p.A.	Automotive

May 1995	Genesis Joint Venture (1)	Automotive

May 1996	Bombardier - Rotax GmbH	Marine & Recreational

May 1996	OCP - Four Stroke Joint Venture (1)	Automotive

February 1997	Tohatsu Corporation	Marine and Fire Pump Engines

June 1997	Asian Motorcycle Manufacturer	Motorcycles

June 1997	Synerject, LLC (2) (Joint Venture with Siemens Automotive Corporation)	Fuel Injection Systems

October 1997	Deutsche Morgan Grenfell Transaction I (1)	Non-Automotive

December 1997	Deutsche Morgan Grenfell Transaction II (1)	Non-Automotive

September 1998	Siemens AG	Automotive

December 1998	PT Texmaco Perkasa Engineering Tbk	Automotive

September 1999	Aprilia World Service B.V	Motorcycles

May 1999	Outboard Marine Corporation	Marine

June 2000	Hainan Sundiro Motorcycle Company	Motorcycles

(1)	These license agreements are in relation to financing arrangements. Further details are set out in Notes 1.13, 1.14, 23 and 24 to the consolidated financial statements.

(2)	On 16 November 1998, Orbital announced an expansion of the Synerject Joint Venture to support motorcycle applications with air assisted direct injection and electronic fuel injected systems.

CONFIDENTIAL TREATMENT	EXHIBIT 10.2

SCHEDULE 3

CERTAIN FUEL SYSTEM COMPONENTS

ORBITAL represents that Synerject has secured certain exclusive rights from ORBITAL to apply the OCP Technology and ORBITAL Patents to:

a gasoline, low pressure, fuel mixture delivery system, which regulates, controls, and/or delivers the fuel or fuel mixture directly into the combustion system and to the combustion process, including all components included in the air rail, fuel rail, air regulator, fuel mix regulators, dampers for both the air and fuel system, fuel injector, air fuel mixture injector, injection-air delivery and injector components, or parts functionally comparable to the foregoing, in the fuel mixture delivery system but excluding the electronic control unit commonly known as an “ECU”. Excluded are the fuel pumps, fuel metering pumps, positive displacement metering pumps, oil pumps, and air pumps. For the purposes of this definition, “fuel mixture” means the fuel and air to deliver and to assist in fuel delivery into the combustion chamber and “low pressure” shall mean a supply pressure of 20 bar (gauge) or lower to the fuel delivery system.

CONFIDENTIAL TREATMENT	EXHIBIT 10.2

Schedule 4

LICENSE CONFIRMATION

This document confirms that ORBITAL ENGINE COMPANY (AUSTRALIA) PTY. LTD., a company incorporated under the laws of Western Australia and having its registered office at Perth, Australia (“OECA”), has granted to DELPHI AUTOMOTIVE SYSTEMS LLC, a corporation incorporated under the laws of Delaware and having its principal office at Troy, Michigan (“DELPHI”), a limited non-exclusive license under the patents listed in the attached Schedule 1, any patents granted on the patent applications listed in the attached Schedule 1 and any continuations and divisions of such applications, any patents in other countries corresponding to such patents, any other patents granted on certain inventions conceived by Orbital, and certain other patents under which OECA has the right to grant a license to DELPHI, upon and subject to the terms of an Agreement made the                  day of                      2001.

ORBITAL ENGINE COMPANY (AUSTRALIA) PTY. LTD.

By:

Title

Date

The foregoing instrument was acknowledged before me this              day of                      2001 by                                         ,                                          of Orbital Engine Company (Australia) Pty. Ltd., a Western Australian company, on behalf of the company.

(Seal)	Notary Public

CONFIDENTIAL TREATMENT	EXHIBIT 10.2

LICENSE CONFIRMATION

This document confirms that ORBITAL ENGINE COMPANY (AUSTRALIA) PTY. LTD., a company incorporated under the laws of Western Australia and having its registered office at Perth, Australia (“OECA”), has granted to DELPHI AUTOMOTIVE SYSTEMS LLC, a corporation incorporated under the laws of Delaware and having its principal office at Troy, Michigan (“DELPHI”), a limited non-exclusive license under the patents listed in the attached Schedule 1, any patents granted on the patent applications listed in the attached Schedule 1 and any continuations and divisions of such applications, any patents in other countries corresponding to such patents, any other patents granted on certain inventions conceived by Orbital, and certain other patents under which OECA has the right to grant a license to DELPHI, upon and subject to the terms of an Agreement made the                  day of                      2001.

ORBITAL ENGINE COMPANY (AUSTRALIA) PTY. LTD.

By:

Title	Executive Director

Date	31 July 2001

The foregoing instrument was acknowledged before me this 31st day of July 2001 by Mr. Kenneth Noel Johnsen, Executive Director of Orbital Engine Company (Australia) Pty. Ltd., a Western Australian company, on behalf of the company. My commission is of indefinite duration and has no expiry date.

Elizabeth Jean Heenan Notary Public Perth, Western Australia

CONFIDENTIAL TREATMENT	EXHIBIT 10.2

Schedule 5

INFORMATION

Delphi will expect that the following information related to the OCP system and components will be made available and fully transferred upon execution of the Agreement:

Specification, design and development of the OCP system and all of the relevant EMS components within the system.

System level requirements and specifications for the OCP system, including the following control system related information:

•	Definition and specification of the ECU including I/O and electrical interface information
•	Summary of control algorithm architecture
•	Detailed documentation of control algorithms (flow chart or equivalent)
•	Source code for EMS control algorithms
•	Calibration and test procedures for EMS control algorithms
•	Sample reports of engine dyno mapping and vehicle calibration test results
•	OCP related combustion studies

Specification, design and development of the proprietary Strata 1 air Injector encompassing:

•	A complete pack of all prints, performance and material and specifications
•	Drawings of every piece part for the Strata 1 air injector, and air compressor
•	List of suppliers that are currently providing above parts
•	Test results and data confirming design changes
•	Product specifications, DFMEA, Key Product Characteristics (KPC’s), Validation Plan, Validation Test Results for all components of OCP system.
•	Math analysis activities (modeling) describing air and fuel transport

Specification, design and development of the air compressor encompassing:

•	A complete pack of all prints, performance and material and specifications for the 39 cc air compressor (belt or cam driven) as developed by OECA.
•	List of suppliers that are currently providing above parts
•	Test results and data confirming design changes
•	Product specifications, DFMEA, Key Product Characteristics (KPC’s), Validation Plan, Validation Test Results for all components of OCP system.
•	Results from math analysis activities (modeling).

CONFIDENTIAL TREATMENT	EXHIBIT 10.2

Technology related to the component manufacture, assembly, calibration and test of OCP system:

•	Air and Fuel Rails
•	Air and Fuel Injectors
•	Air and Fuel Regulators
•	Tracker
•	Compressor
•	Fuel Pump

Manufacturing technology to include:

•	Process Flow Diagram including all process steps
•	Process Control Plan
•	Process Failure Mode and Effects Analysis
•	Equipment layout
•	Process and equipment operating specifications and parameters
•	Process Set-Up and Operation Instructions and documentation
•	Gage, tooling, tooling lay-out, and fixture drawings
•	Manufacturing, calibration, and test equipment specifications and suppliers
•	Current and representative Process Performance Data including:
•	Uptime
•	First Time Quality
•	Scrap Rates
•	PPM
•	Process capability indices for key product characteristics or critical process controls
•	Machine qualification reports

Specification of the air and fuel systems (system level requirements) encompassing:

*	Fuel supply, pressure regulation and damping
*	Specifications for the generic automotive fuel rail
*	Specifications for the fuel regulators
*	Specifications for the fuel injectors
*	Specifications for the tracker
*	Specifications for the air regulator

Manufacturing Know-how of the air and fuel system:

*	Fuel rail design and process specifications
*	Assembly specifications
*	Testing specifications

CONFIDENTIAL TREATMENT	EXHIBIT 10.2

Design Validation specifications, requirements and test plan for the air injector and the air-fuel system

*	Complete test set-up and specifications
*	Results of all key validation tests of the air injector
*	Results of all key validation tests of the fuel system
*	List of all equipment and manufacturers used for design validation

Design specification, requirements and test plan for “demand” air and fuel system.

List of applicable reports residing in the Orbital and Synerject libraries (including but not limited to):

*	Relating to the design and development of the air injector
*	Deposit control studies
*	High FPC studies
*	Flux testing

Information detailed in this Schedule will be provided to the extent that it is information of Orbital not proprietary to a third party and is in existence at the date of this Agreement. Where such information is not in existence at the date of this Agreement it will be provided when, and if, it is produced by Orbital.

revised:  Jan/10/01 B.Bahlke
revised:  25/Jan/01 Joint Teams

CONFIDENTIAL TREATMENT	EXHIBIT 10.2

Schedule 6

DELPHI / ORBITAL
Demonstration Project
RASI Chart
Draft #1 - 24/Jan/2001 / Revision #3 – 11/May/01

RESP	Responsible, Cause to Happen

APPR	Approval, Veto

SUPP	Support, with Resource Commitment

INFO	Inform, information required to work

DUAL	Dual Responsibility

$ ( XXX K )	Financial Responsibility (Commitment)

Target:

Demonstrate the OCP technology based on Delphi Components and Control System on the [ * ] as a means of technology transfer and securing customer commitment.

Objectives:

➢	Meet Euro IV Emission Standard
➢	Basic EOBD diagnostics,
➢	10% Fuel Consumption improvement vs. baseline production [ * ].
➢	Driveability and Environmental (-28 [o]C / +40 [o]C) Proof of Concept (90% calibration).

Assumptions:

Project Development Location: [    *    ]

Duration: ~ 6 months

* CONFIDENTIAL TREATMENT REQUESTED – THESE PORTIONS HAVE BEEN OMITTED AND ARE FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL TREATMENT	EXHIBIT 10.2

TASK	DELPHI		Synerject		ORBITAL

1. Program Management	R		S		S

2. Establish System Mechanization	R		S		S

3. Establish Project Timing / Deliverables	R		S		S

4. Specify EMS Hardware	D		D		D

5. Modify Hardware to Packaging Requirements ■ Responsibility of each party for their respective components	R		R		R

6. Obtain development Vehicle(s) / Engine	R		—		—

7. Order EMS Hardware	R		S		S

8. Develop / Supply Air Components (Transfer Knowledge and Prototype Components)	S		—		R

9. Supply EMS Hardware	R		R		R

10. Supply modified Cylinder Head / Engine Hardware	A				R

11. Define DI-G required OCP Specific Algorithms	D		—		D

12. Supply DI-G Software	R		—		S

13. Training on OCP DI-G Algorithms & Software	A		—		R

14. Build up Dyno-engine	S		S		R

15. Debug Dyno-Engine / Installation	S		S		R

16. Dynamometer Development (TCL) - Combustion Chamber Development	D		—		D

- Engine Mapping – Combustion Fine-tuning	A		—		R

17. Specify Parts for Vehicle build	R		—		S

18. Order Parts for Vehicle build	R		S		S

19. Supply EMS Hardware for Vehicle build	R		R		R

20. Build 02 Demonstration Vehicles	R		S		S

21. Debug Demonstration Vehicle	R		S		S

22. Calibrate Engine / Vehicle Parameters	D		—		D

23. Demonstrate Vehicle Emissions	D		—		D

24. Demonstrate Driveability	D		—		D

25. Demonstrate Hot / Cold Driveability	D		—		D

26. Design / Validate: [Multec III + Strata 1] Fuel Rail System. (Joint Delphi / Synerject Team co-located to complete a producible design & transfer product / process knowledge)	A	(D)	R	(D)	S

27. Joint Publication of Results	D		D		D

CONFIDENTIAL TREATMENT	EXHIBIT 10.2

Schedule 7

TRIGGERING EVENT

For the purposes of this Agreement:

1.	A “[ * ]” shall mean a written agreement between [ ].

2.	A “[ * ]” shall mean [ * ].

* CONFIDENTIAL TREATMENT REQUESTED – THESE PORTIONS HAVE BEEN OMITTED AND ARE FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL TREATMENT	EXHIBIT 10.2

Schedule 8

CATEGORIES OF DELPHI ACTIVITY

Marketing:

•	OCP Customer presentations and support;
•	Relevant trade and technology exhibitions;
•	Presentation of Technical Papers (e.g. SAE);
•	Advertising

Purchasing:

•	Cost studies;
•	Component sourcing/vendor development;

Engineering:

•	OCP component industrialisation;
o	Injection air supply circuit;
o	Fuel supply
•	Engineering resources for OCP customer projects;

It is estimated that the above activities represent approximately [US$    *    ] worth or resources and materials.

* CONFIDENTIAL TREATMENT REQUESTED – THESE PORTIONS HAVE BEEN OMITTED AND ARE FILED SEPARATELY WITH THE COMMISSION